Exhibit 10.44

RESEARCH AND LICENSE AGREEMENT
BETWEEN
EYETECH PHARMACEUTICALS, INC.
AND
ARCHEMIX CORP.
Dated April 8, 2004

Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i

RESEARCH AND LICENSE AGREEMENT
     This Research and License Agreement (the “Agreement”) is made and entered into as of this 8th day of April 2004 (the “Effective Date”) between Archemix Corp., a Delaware corporation with offices at One Hampshire Street, Cambridge, MA 02139 (“ARCHEMIX”), and Eyetech Pharmaceuticals, Inc., a Delaware corporation with offices at 500 Seventh Avenue, 18th Floor, New York, New York 10018 (“EYETECH”).
WITNESSETH:
     WHEREAS, ARCHEMIX has developed expertise to undertake the identification and optimization of Aptamers using the SELEX Process and owns or holds licenses covering the use of Aptamers other than the Aptamer known as NX1838 for treating, preventing or delaying human diseases or conditions;
     WHEREAS, EYETECH is engaged in the research and development of pharmaceutical compounds that are safe and effective in treating, preventing or delaying the progress of ophthalmologic diseases and conditions;
     WHEREAS, both Parties desire to enter into a research program the objective of which will be for ARCHEMIX to identify and optimize Aptamers against Targets that fulfil certain criteria in order to be developed and marketed by EYETECH for the prevention and treatment of ophthalmologic diseases or conditions;
     WHEREAS, ARCHEMIX would like to license to EYETECH Aptamers so identified by ARCHEMIX, and to provide EYETECH with samples of such Aptamers, and EYETECH would like to accept and receive such licenses and samples for purposes of pre-clinical and clinical testing and (if appropriate) commercial use, all under the terms and conditions of this Agreement.
     WHEREAS, EYETECH desires the right to obtain licenses to Aptamers so identified by ARCHEMIX.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     WHEREAS, the Parties each are parties to agreements with Gilead under which they have certain rights or are subject to certain restrictions concerning Aptamers against VEGF and wish to individually negotiate, or jointly if mutually agreed upon, certain changes in such agreements with Gilead with respect to VEGF and to grant each other certain licenses with respect to Aptamers against VEGF, all under the terms and conditions of this Agreement.
     NOW THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the Parties agree as follows:
ARTICLE 1 DEFINITIONS
     For the purpose of this Agreement, the following terms, whether used in singular or plural form, shall have the respective meanings set forth below:
          1.1 “Affiliate”. Affiliate shall mean, with respect to any Person, any other Person, which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. As used in this Section 1.1 only, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Control will be presumed if one Person owns, either of record or beneficially, more than 50% of the voting stock or other equity interest of any other Person.
          1.2 “Annual Research Plan”. Annual Research Plan shall mean the research and development plan for the Research Program to be developed and approved by the JRC for each Contract Year.
          1.3 “Aptamer”. Aptamer shall mean an oligonucleotide identified through the SELEX Process.
          1.4 “Aptamer Equivalent”. Aptamer Equivalent shall mean any structural variations, modifications, derivatives, homologs, analogs, or mimetics of an Aptamer having a different chemical composition than the original Aptamer, including without limitation changes in the
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

base sequence composition or backbone and conjugations that affect pharmacokinetics. The Parties acknowledge that the required difference in chemical composition for an Aptamer to become an Aptamer Equivalent is intended to avoid a finding by the FDA or other Regulatory Authority that an Aptamer and its Aptamer Equivalent constitute the same drug for regulatory purposes. Each Party shall consider such intention at the time it commences activities to develop or commercialize an Aptamer Equivalent to an Aptamer being developed or commercialized by the other Party. If a Party in good faith determines that an Aptamer is an Aptamer Equivalent with respect to the original Aptamer, then such Aptamer shall constitute an Aptamer Equivalent with respect to the original Aptamer even if the FDA or other Regulatory Authority subsequently finds that such Aptamer Equivalent and the original Aptamer constitute the same drug for regulatory purposes; provided that the Aptamer Equivalent meets the criteria set forth in the first sentence of this Section with respect to the original Aptamer.
          1.5 “ARCHEMIX Additional Compound”. ARCHEMIX Additional Compound shall have the meaning set forth in Section 3.2.
          1.6 “ARCHEMIX Early Decision Initial Compound”. ARCHEMIX Early Decision Initial Compound shall have the meaning set forth in Section 3.2.
          1.7 “ARCHEMIX Initial Compound”. ARCHEMIX Initial Compound shall have the meaning set forth in Section 3.2.
          1.8 “ARCHEMIX Know-How”. ARCHEMIX Know-How shall mean all Know-How Controlled by ARCHEMIX, whether disclosed in a pending patent application or not, as of the Effective Date or during the Research Term relating to a Compound or the use thereof, ARCHEMIX Proprietary Targets or the use thereof or the SELEX Process, excluding ARCHEMIX Program Technology and ARCHEMIX’s interest in Joint Program Technology.
          1.9 “ARCHEMIX Patents”. ARCHEMIX Patents shall mean any Patents Controlled by ARCHEMIX as of the Effective Date or during the Collaboration Term, claiming a Compound or the use thereof, ARCHEMIX Proprietary Targets, or the SELEX Process, excluding ARCHEMIX Program Patents and ARCHEMIX’s interest in Joint Program Patents.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Provided, however, that ARCHEMIX Patents shall not include Patents claiming ARCHEMIX Proprietary Targets discovered, reduced to practise or obtained after the Research Term.
          1.10 “ARCHEMIX Program Patents”. ARCHEMIX Program Patents shall mean Patents claiming ARCHEMIX Program Technology.
          1.11 “ARCHEMIX Program Technology”. ARCHEMIX Program Technology shall mean all Program Technology other than formulations and methods of use relating (A) solely to ARCHEMIX Technology or ARCHEMIX Proprietary Targets; or (B) solely to Aptamers, Aptamer Equivalents, or the SELEX Process.
          1.12 “ARCHEMIX Proprietary Target”. ARCHEMIX Proprietary Target shall mean a Target the use of which to select an Aptamer, or the use of which as a target for therapeutic and preventive intervention, is covered by an ARCHEMIX Valid Claim or pending patent application.
          1.13 “ARCHEMIX Technology”. ARCHEMIX Technology shall mean all ARCHEMIX Patents and ARCHEMIX Know-How.
          1.14 “ARCHEMIX Valid Claim”. ARCHEMIX Valid Claim shall mean a claim of an issued and unexpired ARCHEMIX Patent, ARCHEMIX Program Patent or Joint Program Patent, which has not been revoked or held permanently unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through re-issue or disclaimer or otherwise.
          1.15 “Back-Up”. Back-Up shall have the meaning set forth in Section 3.5.1 hereof.
          1.16 “Bankruptcy Code”. Bankruptcy Code shall have the meaning set forth in Section 4.9.1.
          1.17 “Collaboration Term”. Collaboration Term shall mean the Term of this Agreement that commences on the Effective Date and continues until the end of the Royalty Term as defined in Section 9.2.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          1.18 “Collaborator”. Collaborator shall mean any third party who has been granted a sublicense by ARCHEMIX under Section 4.3.2 of this Agreement for the development and/or commercialization of Refused Candidates and Aptamer Equivalents of Compounds outside the Field and Aptamers against VEGF outside the Field and the Local Delivery Field.
          1.19 “Commercialization” or “Commercialize”. Commercialization or Commercialize shall mean any and all activities directed to commercial scale manufacturing (including assays and validation, testing development and manufacturing scale-up), marketing, promoting, distributing, importing and selling a product.
          1.20 “Compound”. Compound shall mean any ARCHEMIX Initial Compound, Program Compound, ARCHEMIX Additional Compound or Back-Up, it being understood that all the aforementioned categories of Compounds can include compounds against VEGF, so long as the Parties obtain any necessary rights covering VEGF from Gilead, unless and until it becomes a Refused Candidate pursuant to Section 3.7, 4.5, or 4.8.1 hereof.
          1.21 “Compound Candidate”. Compound Candidate shall mean a Program Compound that (A) fulfils the Early Selection Criteria for such Program Compound with respect to a Target or (B) which is selected by EYETECH, through written notice to ARCHEMIX, to be a Compound Candidate pursuant to Section 3.4.
          1.22 “Compound Product”. Compound Product shall mean a finished form of product that comprises, contains or is a Compound and which (i) the manufacture, use or sale of which would infringe any ARCHEMIX Valid Claim; and/or (ii) embodies ARCHEMIX Know How or ARCHEMIX Program Technology.
          1.23 “Confidential Information”. Confidential Information shall mean all Know-How or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding a Party’s technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, trade secret or other information is disclosed by the disclosing Party to the other Party. Notwithstanding anything in the foregoing to the contrary, materials, know-how or other
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party if the disclosing Party, within [***] business days after such disclosure, delivers to the other Party a written document or documents describing the materials, know-how or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made. Notwithstanding the foregoing, EYETECH Know-How or ARCHEMIX Know-How, as the case may be, that is disclosed to the other Party in the course of the Research Program shall constitute Confidential Information of a Party whether or not designated as confidential in writing.
          1.24 “Contract Year”. Contract Year shall mean the period beginning on the Effective Date and ending on December 31, 2004 (the “First Contract Year”), and each succeeding twelve (12) month period thereafter during the Research Term (referred to as the “Second Contract Year,” “Third Contract Year,” etc.).
          1.25 “Controlled”. Controlled shall mean the legal authority or right of a Party hereto or an Affiliate of a Party to grant a license or sublicense of intellectual property rights to the other Party hereto which is consistent with the terms of this Agreement, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party.
          1.26 “Damages”. Damages shall mean any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses, court costs, and reasonable fees and disbursements of counsel, consultants and expert witnesses incurred by a Gilead Indemnitee (as defined in Section 7.2(b)) (including any interest payments which may be imposed in connection therewith).
          1.27 “Development” or “Develop”. Development or Develop shall mean any activity with respect to a Lead Compound, including without limitation, preclinical and clinical drug development activities, including test method development and stability testing, toxicology, formulation, quality assurance/quality control development, statistical analysis, clinical studies and regulatory affairs, product approval and registration.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          1.28 “Development Compound”. Development Compound shall mean a Lead Compound for which EYETECH has completed all the activities described in Appendix 3 hereof, as such appendix may be amended or updated by JRC or by the provisions of the Annual Research Plan.
          1.29 “Development Information”. Development Information shall have the meaning set forth in Section 3.2(d).
          1.30 “Diligent Efforts”. Diligent Efforts shall mean efforts at least equal to those normally used by a Party for a compound or product owned by it or to which it has rights, which is of similar market potential, at a similar stage in its product life, taking into account the competitiveness of the marketplace, the regulatory structure involved, the profitability of the applicable products and other relative factors.
          1.31 “Early Selection Criteria” or “ESC”. Early Selection Criteria or ESC shall mean guideline selection criteria for identifying Compounds which are sufficiently promising to warrant Development set forth in Appendix 1 hereof, as such Appendix shall be adjusted by mutual agreement of the Parties with respect to each individual Target to be included in the Research Program before any activities with respect to such Target are initiated. The specific ESC for each Target must be consistent with the guidelines in Appendix 1 and be adopted by the formal written resolution of the JRC duly signed by the Program Director of each Party.
          1.32 “Excluded Aptamers”. Excluded Aptamers shall mean (a) [***], (b) [***], and (c) any Aptamer or Aptamer Equivalent directed to any of the following targets:
i.	[***];

ii.	[***];

iii.	[***];

iv.	[***];

v.	[***];
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

vi.	[***];

vii.	[***];

viii.	[***];

ix.	[***];

x.	[***];

xi.	[***]; or

xii.	[***].
          1.33 “Executive Officers”. Executive Officers shall mean the Chief Executive Officer of EYETECH (or an executive officer of EYETECH designated by such Chief Executive Officer and the Chief Executive Officer of ARCHEMIX (or an executive officer of ARCHEMIX designated by such Chief Executive Officer).
          1.34 “Exercise Notice”. Exercise Notice shall have the meaning set forth in Section 3.4.
          1.35 “EYETECH Development Program”. EYETECH Development Program shall mean the product development program to be undertaken by EYETECH during or after the Research Term to develop Lead Compounds into Compound Products.
          1.36 “EYETECH Development Program Technology”. EYETECH Development Program Technology shall mean all Know-How conceived, reduced to practice or developed by EYETECH during and in the conduct of the EYETECH Development Program specifically relating to any Compound, ARCHEMIX Proprietary Target or EYETECH Proprietary Target or methods of use of any Compound, ARCHEMIX Proprietary Target or EYETECH Proprietary Target.
          1.37 “EYETECH Development Program Patents”. EYETECH Development Program Patents shall mean Patents claiming EYETECH Development Program Technology.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          1.38 “EYETECH Diligence Goal”. EYETECH Diligence Goal shall have the meaning set forth in Section 2.4(b)(iii).
          1.39 “EYETECH Know-How”. EYETECH Know-How shall mean all Know-How Controlled by EYETECH, whether disclosed in a pending patent application or not, as of the Effective Date or during the Research Term relating to a Compound or the use thereof or an EYETECH Proprietary Target or the use thereof, excluding EYETECH Program Technology and EYETECH’s interest in Joint Program Technology.
          1.40 “EYETECH Patents”. EYETECH Patents shall mean any Patents Controlled by EYETECH as of the Effective Date or during the Research Term, claiming a Compound or the use thereof or a Target or the use thereof, excluding EYETECH Program Patents and EYETECH’s interest in Joint Program Patents.
          1.41 “EYETECH Program Patents”. EYETECH Program Patents shall mean Patents claiming EYETECH Program Technology.
          1.42 “EYETECH Program Technology”. EYETECH Program Technology shall mean all Program Technology relating (A) solely to EYETECH Proprietary Targets or EYETECH Technology, and/or (B) solely to formulations or methods of use of any Compound. Notwithstanding anything to the contrary herein, any methods of use of any Compound discovered or reduced to practise during the course of the Research Term shall be deemed to be EYETECH Program Technology.
          1.43 “EYETECH Proprietary Target”. EYETECH Proprietary Target shall mean a Target the use of which to select an Aptamer, or the use of which as a target for therapeutic intervention, is covered by an EYETECH Valid Claim or pending patent application.
          1.44 “EYETECH Technology”. EYETECH Technology shall mean all EYETECH Patents and EYETECH Know-How.
          1.45 “EYETECH Valid Claim”. EYETECH Valid Claim shall mean a claim of an issued and unexpired EYETECH Patent, EYETECH Program Patent or Joint Program Patent
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

which has not been revoked or held permanently unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through re-issue or disclaimer or otherwise.
          1.46 “FDA”. FDA shall mean the United States Food and Drug Administration.
          1.47 “Field”. Field shall mean the treatment, prevention and/or delay of any and all opthamological diseases and conditions in humans, including, without limitation, diseases and conditions of the eye and/or the ocular adnexa (orbit and its contents, eyelids and lacrimal system).
          1.48 “First Commercial Sale”. First Commercial Sale shall mean, for each Compound Product or VEGF Product, the first commercial sale in a country as part of a nationwide introduction by EYETECH or its Affiliates, or for a VEGF Product by ARCHEMIX or its Affiliates. Sales for test marketing, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.
          1.49 “Force Majeure”. Force Majeure shall have the meaning set forth in Section 11.9 hereof.
          1.50 “FTE”. FTE shall mean a full time (meaning a total of at least [***] hours per year) equivalent employee (which may consist of hours spent by more than one person) dedicated to scientific, technical or managerial work on or directly related to the Research Program with a Bachelor of Science or greater qualifications, as contemplated in Section 2.4(a)(i) hereof; provided that, in no event shall such FTEs be responsible for any overhead, laboratory operational or other non-scientific functions unrelated to the Research Program.
          1.51 “FTE Rate”. FTE Rate shall mean an annual rate of $[***] during the first Contract Year, and thereafter will mean such rate increased at the beginning of each subsequent Contract Year to reflect any increase in the Consumer Price Index for Boston, Massachusetts during the prior Contract Year.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          1.52 “Gilead”. Gilead shall mean Gilead Sciences, Inc.
          1.53 “Gilead-Archemix License”. Gilead-Archemix License shall mean that certain license agreement dated October 23, 2001, as amended, between ARCHEMIX and Gilead.
          1.54 “Gilead-Eyetech License”. Gilead-Eyetech License shall mean that certain license agreement dated March 30, 2000, as amended, between EYETECH and Gilead.
          1.55 “Gilead-Eyetech Patent Portfolio”. Gilead-Eyetech Patent Portfolio shall mean those patent applications and patents licensed to EYETECH under the Gilead-Eyetech License, including without limitation those listed on Appendix 5 attached hereto.
          1.56 “IND”. IND shall mean an application submitted to a Regulatory Authority to initiate human clinical trials, including (a) an Investigational New Drug application or any successor application or procedure filed with the FDA of the United States, (b) except where otherwise specifically provided in this Agreement, any foreign equivalent of a U.S. Investigational New Drug application, and (c) all supplements and amendments that may be filed with respect to the foregoing.
          1.57 “Indication”. Indication shall mean any human indication, disease or condition (i) in the Field with respect to Compound Products, (ii) in the Field and/or the Local Delivery Field for Aptamers against VEGF developed or commercialized for or by EYETECH, and (iii) outside the Field and the Local Delivery Field for Aptamers against VEGF developed or commercialized for or by ARCHEMIX which can be treated, prevented, cured or the progression of which can be delayed.
          1.58 “Invalidity Claim”. Invalidity Claim shall have the meaning set forth in Section 8.5 hereof.
          1.59 “In Vitro Diagnostics”. In Vitro Diagnostics shall mean the use of Aptamers or Aptamer Equivalents in the assay, testing or determination outside of a living organism, of a substance in a test material.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          1.60 “In Vivo Diagnostic Agent”. In Vivo Diagnostic Agent shall mean any product containing one or more Aptamers or Aptamer Equivalents that is used for any human in vivo diagnostic purpose related to, inter alia, the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
          1.61 “Joint Program Patents”. Joint Program Patents shall mean Patents claiming Joint Program Technology.
          1.62 “Joint Program Technology”. Joint Program Technology shall mean all Program Technology conceived, reduced to practice or developed jointly by employees, agents, consultants or subcontractors of both Parties during, and in the conduct of, the Research Program that is neither ARCHEMIX Program Technology nor EYETECH Program Technology.
          1.63 “JRC”. JRC shall have the meaning set forth in Section 2.1 hereof.
          1.64 “Know-How”. Know-How shall mean all proprietary material and information, including data, technical information, know-how, experience, inventions, discoveries, trade secrets, compositions of matter and methods, whether existing at the Effective Date or developed or obtained during the Research Term and whether or not patentable or confidential, that are Controlled by a Party to this Agreement and that relate to the discovery, development, utilization, manufacture or use of any Compound, Compound Product, SELEX Process or Target, including but not limited to processes, techniques, methods, products, materials and compositions.
          1.65 “Lead Compound”. Lead Compound shall mean a Compound for which EYETECH has exercised the License Option as set forth in Section 3.4 hereof.
          1.66 “Lead Compound Equivalent”. Lead Compound Equivalent shall mean any Aptamer directed to the same Target or Target Binding Partner as a Lead Compound.
          1.67 “License Option”. License Option shall have the meaning set forth in Section 3.1 hereof.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          1.68 “Local Delivery Field”. Local Delivery Field shall mean any delivery of an Aptamer whose intended mode of action is solely to treat tissue in the proximity of the delivery site of such Aptamer, for example by topical application to treat the skin at the point of application, or injection into or in proximity of a joint or tumor to treat only that joint or tumor.
          1.69 “Loss”. Loss shall have the meaning set forth in Section 7.1 hereof.
          1.70 “NDA”. NDA shall mean an application submitted to a Regulatory Authority for marketing approval of a product, including (a) a New Drug Application, Product License Application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) or Biologics License Application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA or any successor applications or procedures, (b) except where otherwise specifically provided in this Agreement, any foreign equivalent of a U.S. New Drug Application, Product License Application or Biologics License Application, and (c) all supplements and amendments that may be filed with respect to the foregoing.
          1.71 “Net Sales”. Net Sales shall mean the gross amount received by a Party, its Affiliates and/or its Sublicensees on Sales of Compound Products or VEGF Products in the case of EYETECH or VEGF Products only in the case of ARCHEMIX less the following deductions:
               (a) Trade, cash and/or quantity discounts actually allowed and taken with respect to such sales to wholesalers, hospitals or other buying institutions, as reflected in the amount invoiced;
               (b) Excises, sales taxes, value-added taxes or other taxes imposed upon and paid directly with respect to the production, sale, delivery or use of the Compound Product or VEGF Product (excluding national, state or local taxes based on such Party’s or its Affiliates’ income), as reflected in the amount invoiced;
               (c) Import and export duties paid by a Party or its Affiliates or Sublicensees;
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (d) Amounts repaid or credited by reason of rejections, defects, recalls or returns or because of governmental charges, chargebacks, refunds, rebates or retroactive price reductions; and
               (e) Freight, insurance and other transportation charges incurred in shipping Compound Product or VEGF Product to Third Parties, as reflected in the amount invoiced.
Such amounts shall be determined from the books and records of the relevant Party, its Affiliates, and/or its Sublicensees maintained in accordance with U.S. generally accepted accounting principles, consistently applied. In the case of any sale of Compound Products or VEGF Products for consideration other than cash, such as barter or counter-trade, Net Sales shall be calculated on the fair market value of the consideration received.
In the event the Compound Product or VEGF Product is sold as part of a Combination Product (as defined below), the Net Sales from the Combination Product or VEGF Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product, during the applicable royalty reporting period, by the fraction, [***], where [***] is the [***] of the Compound Product or VEGF Product when sold [***] in finished form and [***] is the [***] of the other product(s) having independent and/or synergistic efficacy in the Indication for which the product is sold included in the Combination Product when sold [***] in finished form, in each case in the same country as the Combination Product during the applicable royalty reporting period or, if sales of both the Compound Product or VEGF Product and such other product(s) did not occur in the same country as the Combination Product in such period, then in the most recent royalty reporting period in which sales of both occurred in the same country as the Combination Product. In the event that such average sale price cannot be determined for both the Compound Product or VEGF Product and all such other products(s) included in the Combination Product, Net Sales for the purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction, [***], where [***] is the [***] of the Compound Product or VEGF Product and [***] is the [***] of all other pharmaceutical product(s) having independent and/or synergistic efficacy in the Indication for which the product is sold included in the Combination Product. In such event, the Party not selling the product shall in good faith make a determination of the
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

respective [***] of the Compound Product or VEGF Product and all other such pharmaceutical products included in the Combination Product, and shall notify the other Party of such determination and provide the other Party with data to support such determination. The other Party shall have the right to review such determination and supporting data, and to notify the Party not selling the product if it disagrees with such determination. If the other Party does not agree with such determination and if the Parties are unable to agree in good faith as to such respective [***], then such matter shall be referred to the Executive Officers for determination.
As used above, the term “Combination Product” means any pharmaceutical product, which consists of a Compound Product or VEGF Product and other active compounds and/or active ingredients having independent efficacy and/or synergistic benefit in the Indication for which the product is sold together in one package. For avoidance of doubt, if a Combination Product is comprised of a Compound Product and a VEGF Product the royalties shall be calculated separately for the Compound Product and the VEGF Product each pursuant to the formula set forth above and the royalty rates set forth in Sections 5.2.1 and 5.2.2.
          1.72 “Option Period”. Option Period shall have meaning set forth in Section 3.3.1.
          1.73 “NX1838”. NX1838 shall mean the anti-VEGF aptamer known as NX1838, together with all anti-VEGF Aptamers comprising a sequence identity greater than [***]% over the entire length of NX1838, whether or not such Aptamers incorporate [***], or have [***], including without limitation [***] to alter the pharmacokinetic properties of the molecule.
          1.74 “Party”. Party shall mean either ARCHEMIX or EYETECH, as applicable, and “Parties” shall mean both ARCHEMIX and EYETECH.
          1.75 “Patent Prosecution”. Patent Prosecution shall mean the filing, prosecution, maintenance or extension of a Patent, including without limitation, interferences, nullity suits and re-examinations.
          1.76 “Patents”. Patents shall mean all patents and patent applications existing at the Effective Date and all patent applications hereafter filed during the Term, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

issued with respect to any such patent applications, any reissue, re-examination, black box application, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.
          1.77 “Person”. Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, other business entity or government or political subdivision thereof.
          1.78 “Phase 1 Clinical Study”. Phase 1 Clinical Study shall mean a study of a Compound in human volunteers or patients with the endpoint of determining initial tolerance, safety and/or pharmacokinetic information in a single dose, single ascending dose, multiple dose and/or multiple ascending dose regimen.
          1.79 “Phase 2 Clinical Study”. Phase 2 Clinical Study shall mean a study of a Compound in patients to determine additional safety information and initial efficacy and dose range finding.
          1.80 “Phase 3 Clinical Study”. Phase 3 Clinical Study shall mean a clinical study in patients, conducted in accordance with a protocol designed to ascertain efficacy and safety of a Compound for the purpose of preparing and submitting an NDA to the competent Regulatory Authorities in the Territory.
          1.81 “Program Compound”. Program Compound shall mean any Aptamer (other than Excluded Aptamers), including, without limitation, an Aptamer which has not yet met the Early Selection Criteria, that has been demonstrated to have an affinity for, to bind to, inhibit or otherwise modulate the activity of any Target that is being investigated in the Research Program.
          1.82 “Program Director”. Program Director shall mean a research executive appointed by each Party to serve as such Party’s principal coordinator and liaison for the Research Program. The Program Director appointed by EYETECH is referred to as the EYETECH Program Director, and the Program Director appointed by ARCHEMIX is referred to as the ARCHEMIX Program Director.
Confidential
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          1.83 “Program Patent Rights”. Program Patent Rights shall mean ARCHEMIX Program Patents, EYETECH Program Patents or Joint Program Patents.
          1.84 “Program Technology”. Program Technology shall mean all Know-How (whether or not patentable and whether or not copyrightable) conceived, reduced to practice or developed by a Party or jointly by the Parties during, and in the conduct of, the Research Program.
          1.85 “Radio Therapeutic”. Radio Therapeutic shall mean any product for human therapeutic use that contains one or more Aptamers or Aptamer Equivalents that target specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radio nucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radio nucleotides after submission of any kind of radiation.
          1.86 “Refused Candidate”. Refused Candidate shall have the meaning set forth in Sections , 3.7, 4.5, and 4.8.1 hereof.; provided that notwithstanding anything to the contrary in the aforesaid Sections, Compounds that ARCHEMIX has not disclosed to EYETECH pursuant to Section 3.2 and compounds which ARCHEMIX discovers following termination or expiration of this Agreement shall not constitute, or be deemed to be Refused Candidates for any purposes under this Agreement, including without limitation for purposes of Section 8.7.6.
          1.87 “Refused Target”. Refused Target shall mean any Target or proposed Target that becomes a Refused Target as set forth in Section 2.5, 3.7, 4.2.5.3, 4.5, or 4.8.1 other than VEGF and its two (2) Target Binding Partners (FLT1 and KDR).
          1.88 “Regulatory Approval”. Regulatory Approval shall mean, with respect to any country, all authorizations by the appropriate governmental entity or entities necessary for commercial sale of a Compound Product or VEGF Product in that country (or in the case of the European Union, group of countries) including, without limitation and where applicable, approval of labelling, and manufacturing. “Regulatory Approval” in the United States shall mean final approval of an NDA pursuant to United States Code as published at 21 USC 355 and
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corresponding regulations at 21 CFR Part 314, permitting marketing of the applicable Compound Product or VEGF Product in interstate commerce in the United States. “Regulatory Approval” in the European Union shall mean marketing authorization for the applicable Compound Product or VEGF Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended.
          1.89 “Regulatory Authority”. Regulatory Authority shall mean any federal, national, supranational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the testing, manufacture, use, storage, import, promotion, marketing and sale of a therapeutic product in a country or countries, including, but not limited to, the FDA.
          1.90 “Regulatory Filings”. Regulatory Filings shall have the meaning set forth in Section 9.7 hereof.
          1.91 “Research Program”. Research Program shall mean all research and discovery activities undertaken by the Parties under this Agreement according to an Annual Research Plan, associated with the identification and design of Compounds, Compound Candidates for Indications as provided herein, including Compounds directed against VEGF in the Field and/or the Local Delivery Field; including but not limited to identification and initial testing of Program Compounds; selection of Compound Candidates from Compounds and preparation for preclinical assessment of such Compounds. For purposes of clarity, the Research Program does not include any Development activities performed in the course of the EYETECH Development Program.
          1.92 “Research Program Data”. Research Program Data shall mean all data and information pertaining to Compounds, Compound Candidates, Back-Ups, Lead Compounds, Development Compounds, including Compounds directed against VEGF in the Field or the Local Delivery Field obtained by the Parties in the course of the Research Program.
          1.93 “Research Term”. Research Term shall have the meaning set forth in Section 9.1 hereof.
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          1.94 “Royalty Term”. Royalty Term shall have the meaning set forth in Section 9.2 hereof.
          1.95 “Sales”. Sales shall mean with respect to a Compound Product or a VEGF Product, the gross amounts invoiced by either Party or its Affiliates or sublicensees (including, but not limited to, transfers to wholesale distributors but excluding subsequent sales by such distributors) on account of sales or use of such Compound Product or a VEGF Product.
          1.96 “Sales Report”. Sales Report shall mean a written report or written reports showing each of (i) the Net Sales of each Compound Product or VEGF Product in each country in the Territory during the reporting period by EYETECH or ARCHEMIX and each of their respective Affiliates and Sublicensees; (ii) the royalties, payable in US Dollars, which shall have accrued under Section 5.2 hereof in respect of such sales and the basis of calculating those royalties; (iii) withholding taxes, if any, required by law to be deducted in respect of any such sales; (iv) the exchange rates used in converting into US Dollars, from the currencies in which sales were made, any payments due which are based on Net Sales; and (v) dispositions of Compound Products or VEGF Products other than pursuant to sale to a Third Party exclusively for cash.
          1.97 “SELEX Portfolio”. SELEX Portfolio shall mean those patent applications and patents licensed by Gilead to ARCHEMIX pursuant to the Gilead-Archemix License, including without limitation those set forth in Appendix _5___attached hereto.
          1.98 “SELEX Process”. SELEX Process shall mean any process for identification or use of a nucleic acid, which process is disclosed in or falls within the claimed scope of U.S. Patent Nos. [***] or [***], including any continuations, divisionals continuations-in-part, or any substitute applications, any patent issued with respect to any such patent applications, any reissue, re-examination, black box application, renewal or extension (including any supplementary protection certificate) or foreign equivalents.
          1.99 “Service Providers”. Service Provider shall mean Third Parties who execute a confidentiality agreement with a Party that is at least as restrictive as the provisions hereof and who provide assistance, consultation, advice, guidance, recommendation, and training to a Party
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for the purpose of improving or enhancing the Party’s ability to meet the objectives of this Agreement.
          1.100 “Sublicensee”. Sublicensee shall mean a Third Party to whom EYETECH or ARCHEMIX grants a sublicense of any or all of the rights granted hereunder to it by the other Party or from Gilead in respect of VEGF.
          1.101 “Target”. Target shall mean any non-intracellular enzyme, receptor, transducer, transcription factor or other molecule approved by the JRC or proposed by EYETECH unless the JRC determines that there is a compelling scientific reason for refusing the Target proposed by EYETECH, for use in identifying Compounds meeting the ESC for use in the Field under the Research Program. For avoidance of doubt, Target shall not include any intracellular target, but shall include extra-cellular and membrane-bound targets.
          1.102 “Target Binding Partner”. Target Binding Partner shall mean the primary natural ligand that binds to a Target, as designated pursuant to Section 2.5. However, the Parties acknowledge that in some cases the Target Binding Partner will be comprised of two primary ligands (for example with respect to VEGF the primary natural ligands are FLT1 and KDR).
          1.103 “Target Criteria”. Target Criteria shall mean the criteria set forth on Appendix 4 hereto.
          1.104 “Term”. Term shall have the meaning set forth in Section 9.3 hereof.
          1.105 “Territory”. Territory shall mean worldwide.
          1.106 “Third Party”. Third Party shall mean any person or entity, which is not a Party or an Affiliate of any Party.
          1.107 “USD” or “US Dollars”. USD or US Dollars shall mean the legal tender in the United States of America.
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          1.108 “URC License Agreement”. URC License Agreement shall mean the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead, as successor in interest to NeXstar (as defined therein).
          1.109 “UTC”. UTC shall mean the University Technology Corporation, the successor to the University Research Corporation (as defined there).
          1.110 “VEGF”. VEGF shall mean vascular endothelial growth factor.
          1.111 “VEGF Product”. VEGF Product shall mean a finished dosage form usable for administration to a patient as a pharmaceutical containing, as an active ingredient, an Aptamer against VEGF that is not NX1838.
ARTICLE 2  RESEARCH PROGRAM
          2.1 Joint Research Committee (JRC).
               (a) Composition; Responsibilities. The Parties shall establish a joint research committee (the “JRC”), comprised of [***] representatives of ARCHEMIX (including the ARCHEMIX Program Director) and [***] representatives of EYETECH (including the EYETECH Program Director). Each Party shall make its designation of its representatives prior to the Effective Date. The JRC shall meet within [***] days after the Effective Date and, thereafter, at least [***] during the Research Term to (i) subject to Section 2.5, select Targets and develop the ESC for each such Target and the activities to be set forth in Appendix 3 which will establish that an Aptamer against such Target is a Development Compound, (ii) review the efforts of the Parties in the conduct of the Research Program, (iii) review and approve amendments to the Annual Research Plan, (iv) address such other matters as either Party may bring before the JRC, (v) perform such other tasks and undertake such other responsibilities as may be set forth in this Agreement, and (vi) attempt to resolve any disputes relating to this Agreement that may arise between the Parties. For purposes of clarity, (i) the JRC shall not review, oversee or have any jurisdiction with respect to Development of Lead Compounds and the EYETECH Development Program and (ii) the JRC may request but shall not have the right to require ARCHEMIX to perform any work on an Aptamer after it becomes a Lead Compound.
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               (b) Administrative Matters. The JRC shall appoint [***] co-chairpersons, [***] from among the representatives of EYETECH and [***] from among the representatives of ARCHEMIX (the “Chairpersons”). The Chairpersons shall be responsible for calling meetings of the JRC and for leading the meetings at their respective facilities. A JRC member of the Party hosting a meeting of the JRC shall serve as secretary of that meeting. The secretary of the meeting shall prepare and distribute to all members of the JRC minutes of the meeting within [***] days following the meeting to allow adequate review and comment. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JRC. Minutes of each JRC meeting shall be approved or disapproved, and revised as necessary, at the next meeting.
               (c) The location of meetings of the JRC shall alternate between ARCHEMIX’s principal place of business and EYETECH’s principal place of business, or as otherwise agreed by the Parties. The JRC may also meet by means of a telephone conference call or videoconference. Each Party may change any one or more of its representatives to the JRC at any time upon notice to the other Party. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the JRC. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the JRC to, among other things, review and discuss the Research Program and its results. Either Party may convene a special meeting of the JRC for the purpose of resolving disputes.
               (d) Decision Making. Until the time a Compound becomes a Lead Compound, the goal of all decision making as to such Compound shall be to achieve consensus, recognizing ARCHEMIX’s expertise in the identification and optimization of Aptamers and EYETECH’s right to select Targets for consideration by the JRC. Prior to the Lead Compound designation each Party (acting through its designated members) shall have one vote on the JRC to be cast by its Co-Chairperson and unanimous agreement shall be required for any action, except as set forth in Section 2.5.
               (e) Term. The JRC shall function during the Research Term.
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          2.2 Management of Research Program.
               (a) Program Directors. ARCHEMIX and EYETECH shall each appoint a Program Director prior to the Effective Date. Each Party shall have the right, after consultation with the other Party, to designate a different Program Director. The Program Directors shall jointly oversee the conduct of the Research Program, shall report to the JRC and shall be responsible for recommending to the JRC any changes to the Annual Research Plan.
               (b) Project Teams. The Program Directors shall appoint one or more appropriate Project Teams, in each case consisting of representatives from ARCHEMIX and EYETECH, to facilitate the conduct of elements of the Research Program in (i) the areas set forth in the Annual Research Plan and (ii) such other areas as may be agreed upon by the Program Directors.
               (c) Dispute Resolution. The Program Directors shall decide matters appropriate to the scope of their responsibilities on a consensus basis. In the event that the Program Directors are unable to reach agreement on any matter within [***] business days after the matter is first considered by them, the issue may be referred to the JRC by either Program Director for resolution thereby.
          2.3 Annual Research Plan.
               (a) Annual Research Plan. The JRC shall prepare and approve the Annual Research Plan for first Contract Year within [***] days of the Effective Date. Thereafter the JRC shall prepare and approve the Annual Research Plan for each Contract Year during the Research Term (other than the First Contract Year) at least [***] days prior to the commencement of such Contract Year. At EYETECH’s request, the JRC shall include in the Annual Research Plan a plan to discover and develop Compounds against the Targets PDGF and VEGF, so long as the Parties obtain any necessary rights covering VEGF from Gilead. In the event the JRC fails to approve an Annual Research Plan due to a dispute over the contents of such Annual Research Plan, each Party shall have the right to refer such dispute to resolution pursuant to Section 11.2.
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               (b) Updates and Amendments. The JRC shall review and approve updates and amendments, as appropriate, to the current Annual Research Plan during the course of the applicable Contract Year.
               (c) Content. Each Annual Research Plan shall be consistent with the other terms and conditions of this Agreement. Each Annual Research Plan shall specify, among other things, (i) specific research objectives and priorities, (ii) specific activities to be performed, (iii) the Party responsible for performance of an activity, (iv) the number and types of FTEs expected to be assigned to specific activities by each Party, (v) timelines for performance and (vi) specific deliverables. The Annual Research Plan shall not require ARCHEMIX to perform any research other than the identification and optimization of Aptamers using the SELEX Process but ARCHEMIX agrees to reasonably consider requests to perform such other work related to the identification of Lead Compounds as may be requested by EYETECH. The number of FTEs to be provided by ARCHEMIX may not be increased without at least [***] months prior notice to ARCHEMIX and may never be reduced below [***] and for any reduction ARCHEMIX must be given at least [***] months prior written notice.
               (d) Implementation. The Parties shall undertake the Research Program in accordance with the Annual Research Plan.
          2.4 Obligations under the Research Program
               (a) ARCHEMIX Obligations and Restrictions. Subject to the oversight of the JRC, during the Research Term, ARCHEMIX agrees that:
                    (i) with respect to the Annual Research Plan, (A) ARCHEMIX shall undertake the responsibilities assigned to it, as set forth in the Annual Research Plan, and (B) ARCHEMIX shall make available for the conduct of the Research Program, as needed, those resources to be provided by ARCHEMIX as set forth in the Annual Research Plan;
                    (ii) as of the Effective Date, ARCHEMIX shall have disclosed to EYETECH all ARCHEMIX Initial Compounds; and
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                    (iii) during the Research Term ARCHEMIX shall use Diligent Efforts to perform the activities assigned to ARCHEMIX in the Annual Research Plan in a professional and timely manner(the “ARCHEMIX Diligence Goal”). In the event ARCHEMIX fails to meet the ARCHEMIX Diligence Goal within a [***] month period, EYETECH shall have no obligation to meet its Diligence Goal pursuant to Section 2.4 (b) (iii) within such period.
               (b) EYETECH Obligations. Subject to the oversight of the JRC, EYETECH agrees that:
                    (i) during the Research Term, to pay the FTE Rate per FTE per annum, quarterly in advance based on the number of FTEs set forth in the Annual Research Plan for the quarter;
                    (ii) with respect to the Annual Research Plan, EYETECH shall undertake the responsibilities assigned to it in the Annual Research Plan, including, but not limited to, the dedication of resources to such efforts as set forth in the Annual Research Plan; and
                    (iii) during the Research Term, EYETECH shall use Diligent Efforts to meet the EYETECH Diligence Goal. The “EYETECH Diligence Goal” shall be to (A) approve at least [***] Lead Compound (in accordance with Section 3.4) which is ARC127 in its pegylated or non-pegylated form, a Compound against VEGF, a Program Compound that was not originally an ARCHEMIX Initial Compound or an ARCHEMIX Additional Compound or a Program Compound that was originally an ARCHEMIX Initial Compound or an ARCHEMIX Additional Compound but which was designated as a Program Compound prior to achieving the ESC in each [***] month period, (B) move at least one such Lead Compound to Development Compound status in each [***] month period and (C) commence at least [***] IND for a Development Compound which is ARC127, a Compound against VEGF, a Program Compound that was not originally an ARCHEMIX Initial Compound or an ARCHEMIX Additional Compound or a Program Compound that was originally an ARCHEMIX Initial Compound or an ARCHEMIX Additional Compound but which was designated as a Program Compound Prior to achieving the ESC in each [***] year period, except, without limitation in each of (A), (B) and
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(C), for any delays caused by ARCHEMIX’s failure to meet the ARCHEMIX Diligence Goal, an inconsequential delay by EYETECH or Force Majeure. In addition, in the event of a deadlock of the JRC continuing for more than [***] months with respect to inclusion of a target in the Research Program, and the dispute is resolved in EYETECH’s favour, then EYETECH’s diligence requirement in (A) shall be extended by the duration of the deadlock and dispute resolution.
               (c) Failure to meet Diligence Goals. ARCHEMIX may terminate the Research Program, but not this Agreement and the licenses granted hereunder, if EYETECH fails to achieve any aspect of the EYETECH Diligence Goal, provided, that such failure is not caused by ARCHEMIX’ failure to meet the ARCHEMIX Diligence Goal; provided, however, that (i) EYETECH Diligence Goal “A” shall be waived for any [***]-month period in which EYETECH has paid for [***] FTEs per year at ARCHEMIX; (ii) EYETECH Diligence Goal “B” shall be waived for any [***]-month period in which EYETECH has paid for [***] FTEs per year at ARCHEMIX during the entire period; and (iii) EYETECH Diligence Goal “C” shall be waived for any [***] year period for which EYETECH has paid for [***] FTEs per year at ARCHEMIX during the entire period.
          2.5 Target Selection. The JRC shall determine which Targets shall be utilized for identification of Compounds under the Research Program; provided that in no event will any of the targets listed in Section 1.32 be utilized as a Target under this Agreement except as set forth in Section 8.7.2. ARCHEMIX and EYETECH each may propose Targets to be used for identification of Compounds under the Research Program. If any Target is presented by either Party, the JRC will consider such Target and such Target may be included in the Research Program, or deferred for later consideration until the Parties agree in writing that such Target shall become a Refused Target; provided, however that Targets proposed by EYETECH shall be included in the Research Program unless there is a compelling scientific reason to exclude such Target. In the event the JRC refuses to accept, or can not reach consensus on the acceptance of a proposed Target for inclusion into the Research Program and EYETECH believes there exists no compelling scientific reason for excluding such Target from inclusion into the Research Program, then EYETECH shall have the right to refer such matter to dispute resolution pursuant
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to Section 11.2. If the JRC determines that such Target does not have potential utility in the Field, such Target shall be a Refused Target. Once a Target is selected, (i) the JRC will promptly develop the ESC for such Target and the activities which will establish that an Aptamer against such Target is a Development Compound to be set forth in Appendix 3, and (ii) EYETECH will propose a molecule to be designated as the Target Binding Partner for such Target and will present to the JRC the data supporting such designation and the JRC will determine the Target Binding Partner for such Target. For the avoidance of doubt, nothing in this Agreement shall give ARCHEMIX any right to utilize any EYETECH Proprietary Target, (excluding any Target that is within the definition of EYETECH Proprietary Target solely because it is covered by claims in a Joint Program Patent), for any purpose other than in the performance of its obligations or the exercise of its rights under this Agreement and nothing in this Agreement shall give EYETECH any right to utilize any ARCHEMIX Proprietary Target, (excluding any Target that is within the definition of ARCHEMIX Proprietary Target solely because it is covered by claims in a Joint Program Patent), for any purpose other than in the performance of its obligations or the exercise of its rights under this Agreement.
          2.6 Compliance with Laws. Each Party agrees to use commercially reasonable efforts to carry out all work assigned to such Party in the Annual Research Plan in material compliance with all applicable federal, supranational, state or local laws, regulations and guidelines governing the conduct of such work, including, without limitation, all applicable export and import control laws.
          2.7 Product Labelling. All Compound Products and all VEGF Products sold by a Party shall carry that Party’s name and logo. A Party shall have no rights to have its name and logo incorporated on the label or otherwise associated with the other Party’s Compound Products or VEGF Products (as applicable).
          2.8 Progress Reports. Within [***] business days after the end of each calendar quarter, each Party shall provide to the other Party a written report summarizing the activities undertaken by the reporting Party during the preceding calendar quarter in connection with the Research Program. ARCHEMIX’s report shall include details on the number of FTEs dedicated
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to and actually working on the Research Program, and ARCHEMIX shall maintain adequate records to verify such work.
          2.9 Research Records. ARCHEMIX shall maintain complete and accurate records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, that fully and properly reflect in all material respects all work done and results achieved in the performance of the Research Program. Such records shall include, but not be limited to, as appropriate in the particular circumstances, all books, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs, databases, and documentation thereof, samples of materials and other graphic, written or tangible data or material generated in connection with the Research Program, including any data required to be maintained pursuant to all requirements of applicable laws and regulations, and records of the number, qualifications and job responsibilities of FTEs working on the Research Program. All of such books and records related to the Research Program shall be subject to audit by EYETECH. EYETECH shall have the right, during normal business hours and with reasonable notice, to inspect and copy all such records of ARCHEMIX. Notwithstanding the foregoing, EYETECH shall not have the right to audit or copy any materials that relate to Aptamers that do not, or have been determined not to, have utility in the Field or that become Refused Candidates or are ARCHEMIX Initial Compounds or ARCHEMIX Additional Compounds that have not been designated as Program Compounds.
ARTICLE 3  LICENSE OPTION
          3.1 Exclusive Option. During the Option Period, EYETECH shall have the exclusive right and option to select for further Development and Commercialization hereunder (the “License Option”) (i) Program Compounds based on its own analysis of information provided by ARCHEMIX hereunder, and/or (ii) Compound Candidates.
          3.2 Process for Determining Compound Candidate.
               (a) ARCHEMIX Initial Compounds. As of the Effective Date, ARCHEMIX shall have disclosed in writing to EYETECH and the JRC all Aptamers (other than Excluded Aptamers) Controlled by ARCHEMIX including without limitation, ARC 127 in its
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pegylated and non-pegylated variations (“ARCHEMIX Initial Compounds”). Of the ARCHEMIX Initial Compounds, ARCHEMIX will identify up to [***] ARCHEMIX Initial Compounds against up to [***] targets for immediate consideration by the JRC (“ARCHEMIX Early Decision Initial Compounds”). If the JRC elects to have any such Aptamer included in the Research Program, which the JRC cannot refuse to do for ARCHEMIX Initial Compounds selected by EYETECH for up to [***] Initial Compounds per target, unless there exists a compelling scientific basis for such refusal, the JRC will modify the Annual Research Plan accordingly and will establish the ESC and activities to be set forth in Appendix 3 for such Aptamer, and such Aptamer shall thereafter be a Program Compound hereunder. If the JRC does not select an ARCHEMIX Initial Compound for inclusion in the Research Program within [***] days, or an ARCHEMIX Early Decision Initial Compound on or before April 26, 2004, such Aptamer will not be a Program Compound, but ARCHEMIX may request the JRC to establish ESC for no more than [***] ARCHEMIX Initial Compounds per [***] and the JRC will do so within [***] days. At any time during the Research Term upon EYETECH’S request, ARCHEMIX shall provide updates to EYETECH with respect to the development status of the ARCHEMIX Initial Compounds which have not become Program Compounds, and EYETECH and ARCHEMIX may, at ARCHEMIX’s sole option, agree through the JRC to include into the Program such ARCHEMIX Initial Compounds. In addition at any time during the Research Term, EYETECH shall have the right to request the JRC to include into the Research Program an effort to discover Aptamer Equivalents of ARCHEMIX Initial Compounds that have not become Program Compounds, and the JRC shall approve the inclusion of such Aptamer Equivalents which then becomes a Program Compound unless there exists a compelling scientific reason to refuse such approval.
               (b) Program Compounds. Within [***] business days of the end of each calendar quarter (ending each March 31, June 30, September 30 and December 31) during the Research Term ARCHEMIX will notify EYETECH and the JRC of each Program Compound identified in such calendar quarter.
               (c) Archemix Additional Compounds. In addition, ARCHEMIX may, in its sole discretion, notify EYETECH of any Aptamer identified by ARCHEMIX outside the
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Research Program believed by ARCHEMIX to have potential application in the Field and for Aptamers against VEGF in the Field (“ARCHEMIX Additional Compounds”). If the JRC elects to have any ARCHEMIX Additional Compound included in the Research Program, the JRC will modify the Annual Research Plan accordingly and will establish the ESC and activities to be set forth in Appendix 3 for such Aptamer and such Aptamer shall thereafter be a Program Compound hereunder. If the JRC does not elect to have an ARCHEMIX Additional Compound included in the Research Program within [***] days after disclosure thereof, such Aptamer will not be a Program Compound, but ARCHEMIX may then request the JRC to establish ESC for such Aptamer and the JRC will do so within [***] days. The JRC shall not be obligated to consider more than [***] ARCHEMIX Additional Compounds for inclusion in the Research Program per calendar quarter.
                    (d) Development Information. ARCHEMIX will provide EYETECH and the JRC on a quarterly basis during the Research Term, with notice of all material information applicable to the Field known to ARCHEMIX about any Program Compound (the “Development Information”), including analysis results and raw data which the JRC should reasonably require to assess whether a given Program Compound meets the Early Selection Criteria or which EYETECH should reasonably require in order for EYETECH (i) to exercise its rights under this Agreement, and (ii) to decide, in EYETECH’s sole discretion, whether to exercise the License Option with respect to such Program Compound or Compound Candidate, as applicable. The Development Information shall also include any previously undisclosed information with respect to ARCHEMIX Technology, which is important for a scientific and commercial evaluation of the Program Compound. EYETECH expects to utilize evaluation criteria such as those set forth on Appendix 1, without limitation, in its assessment of whether to license Program Compounds or Compound Candidates.
                    (e) In addition to the Development Information, at the request of EYETECH given within [***] days of the notice under Section 3.2(b) hereof, ARCHEMIX shall supply EYETECH with up to [***] of the Program Compound or Compound Candidate (the “Material”) at ARCHEMIX’s direct manufacturing cost of production (which includes (i) direct and indirect labor (salaries, wages and employee benefits) and (ii) direct and indirect materials)
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thereof for EYETECH’s use in connection with determining whether to exercise the License Option with respect to such Program Compound or Compound Candidate (the “Evaluation”). ARCHEMIX will use commercially reasonable efforts to deliver the Material to EYETECH no later than [***] days following EYETECH’s request and shall be accompanied by a document setting forth the sequence of the Program Compound or Compound Candidate and any analytic information with respect thereto which ARCHEMIX has available. ARCHEMIX shall make no warranty. At the request of EYETECH, ARCHEMIX will provide additional quantities of the Material at ARCHEMIX’s fully loaded cost of production thereof. EYETECH’s use of the Material shall be subject to the following provisions:
                    (i) EYETECH agrees to use the Material only for non-commercial internal research in the conduct of the Evaluation. EYETECH shall not (i) provide access to or distribute the Material to any third party other than employees of EYETECH who are working on the Evaluation and who are bound by the requirements of this Agreement, (ii) otherwise use such Material in research outside of the Evaluation, nor (iii) modify or change in any way the Material, in any case without the express prior written consent of ARCHEMIX. Any Material delivered pursuant to this Agreement (x) is understood to be experimental in nature and may have hazardous properties (and EYETECH agrees to handle the Material accordingly), (y) is supplied solely for use in animals used exclusively for testing and/or in vitro testing, and (z) is not to be used for in vivo testing in humans. If the relevant License Option is not exercised in accordance with its terms, then upon expiration thereof, EYETECH shall at the instruction of ARCHEMIX either destroy or return any unused Material;
                    (ii) EYETECH shall use the Material only in compliance with all applicable Federal, state, and local laws, regulations and guidelines; and
                    (iii) EYETECH acknowledges and agrees that, subject to EYETECH’s rights following exercise of the relevant License Option, all Material is and shall be owned by ARCHEMIX and EYETECH has no right to ownership of the Material and ARCHEMIX reserves all intellectual property rights therein and thereto.
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               (f) If ARCHEMIX reasonably believes any Program Compound, or any ARCHEMIX Additional Compound or ARCHEMIX Initial Compound that has been presented by ARCHEMIX but has not become a Program Compound has met the ESC and thus should be designated as a Compound Candidate, ARCHEMIX shall notify the JRC and EYETECH in writing (the “Compound Candidate Notice”), and shall provide to the JRC the data and information demonstrating that the Program Compound, ARCHEMIX Initial Compound or ARCHEMIX Additional Compound satisfies the relevant ESC. At the request of the JRC, ARCHEMIX shall provide the JRC with such additional data as the JRC shall reasonably request. Within [***] days after its receipt of the Compound Candidate Notice, or (as applicable) its receipt of the requested additional data, the JRC shall (i) review the data and information using the relevant ESC, (ii) determine whether such Program Compound, ARCHEMIX Initial Compound or ARCHEMIX Additional Compound satisfies such ESC and (iii) notify the Parties in writing of such determination. If the determination is positive, such Program Compound, ARCHEMIX Initial Compound or ARCHEMIX Additional Compound shall be deemed to have been so designated as a Compound Candidate as of the date of the Compound Candidate determination. Any negative determination shall be accompanied by a detailed explanation of the reasons therefor.
          In the Event that the JRC fails to determine if the Program Compound, ARCHEMIX Initial Compound or ARCHEMIX Additional Compound is a Compound Candidate within such [***] day period, the matter will be resolved in accordance with Section 11.2.1 hereof.
          If it is determined by the JRC or under Section 11.2.1 hereof that the Program Compound, ARCHEMIX Initial Compound or ARCHEMIX Additional Compound does not meet the ESC, the JRC may amend the Annual Research Plan to add performance by ARCHEMIX, as a part of the Research Program and using the resources set forth in the Annual Research Plan, any activities, identified by the JRC as necessary and reasonable to determine if the Program Compound, ARCHEMIX Initial Compound or ARCHEMIX Additional Compound fulfils the ESC, that are susceptible of being performed and resubmit the resulting information to the JRC, whereupon the procedure set forth above shall again apply.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     3.3 Option and Review Periods.
          3.3.1 Option Period. The option period (the “Option Period”) for each Compound Candidate and its Back-Up, as applicable, commences when it is determined that the Compound is a Compound Candidate and ends, on a Compound Candidate -by-Compound Candidate basis, upon the later of (i) [***] days in the case of a Program Compound identified in the Research Program, and [***] days in the case of a Program Compound that was initially an ARCHEMIX Initial Compound or an ARCHEMIX Additional Compound, after the date of the relevant Compound Candidate determination or the determination pursuant to Section 11.2.1 hereof that a Program Compound meets the ESC and (ii) [***] days after the date of receipt by EYETECH of the initial quantity of Material and all of the Development Information that has been developed as of the date of delivery of the initial quantity of Material for that Compound Candidate or Back-Up, as applicable, contemplated in Section 3.2 above.
     3.4 Exercise of Option. EYETECH may exercise a License Option and accept a Program Compound for further Development and Commercialization, either for itself or on behalf of any of its Affiliates, by delivery to ARCHEMIX, within the relevant Option Period for such License Option, of a written notice of exercise (an “Exercise Notice”), specifying the Program Compound as to which such License Option is being exercised and by paying (i) the entire payment for Milestone (A) set forth in Section 5.3.1 for each Exercise Notice; it being understood that for VEGF Products the Milestones and Payments set forth in Section 5.4.1 shall apply. In addition, EYETECH may designate a Program Compound as a Compound Candidate at any time and may exercise its License Option with respect to an ARCHEMIX Initial Compound that has become a Program Compound, Program Compound, or ARCHEMIX Additional Compound that has become a Program Compound at any time before the Option Period begins, regardless of whether the Compound meets the ESC, unless it has become a Refused Candidate or is directed to a Refused Target.
     3.5 Back-Ups.
          3.5.1 Delivery of a Back-Up for each Compound Candidate. As directed by the JRC, for each Compound Candidate provided to EYETECH by ARCHEMIX, ARCHEMIX will
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

use diligent and commercially reasonable efforts, consistent with those customary in the industry, to deliver to EYETECH an Aptamer in addition to the Compound Candidate as a follow-up Aptamer against the Target, which is distinct in chemical structure from the Compound Candidate (“Back-Up”). ARCHEMIX’s activities to identify a Back-Up shall be performed as a part of the Research Program using the resources set forth therein and the Annual Research Plan shall be amended accordingly. The rights and obligations of the Parties relating to a Back-Up shall be identical to those applicable to the accompanying Compound Candidate, except as otherwise expressly provided herein.
          3.6 Back-Up Notices. EYETECH shall notify ARCHEMIX in writing in the event EYETECH chooses to replace a Compound Candidate, Lead Compound or Development Compound with the applicable Back-Up or to develop the Back-Up in addition to the Compound Candidate, Lead Compound or Development Compound. Subsequent to such notice, as applicable, any reference to the Compound Candidate, Lead Compound or Development Compound shall be deemed to include or to be made to the Back-Up for the purposes of this Agreement.
          3.7 Refused Candidate. If EYETECH does not exercise its License Option with respect to a particular Compound Candidate or its Back-Up within the Option Period for such Compound Candidate, then the applicable License Option shall expire and such Compound Candidate and its Back-Up shall be a Refused Candidate, and ARCHEMIX will thereafter, subject to its obligations under Sections 4.2.3 and 4.2.5.1, be free to exercise all of its rights with respect to the Refused Candidate at is own costs and expense; provided, however, that nothing contained in this Section 3.7 shall be deemed to constitute a license under any EYETECH Technology or EYETECH Program Technology. In addition, if there are no other Program Compounds directed to the Target against which the Refused Candidate is directed and Aptamers against such Target are not the subject of activities in the Research Program or the EYETECH Development Program, then the Target against which the Refused Candidate is directed shall be a Refused Target without further action by the Parties. However, Refused Candidates directed against VEGF can only be used by Archemix outside of the Field and the Local Delivery Field.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Nothing in this Agreement shall provide Archemix with the right, and ARCHEMIX hereby covenants not to use Aptamers directed against VEGF in the Field or in the Local Delivery Field.
ARTICLE 4  LICENSES; DEVELOPMENT AND COMMERCIALIZATION
     4.1 Evaluation License to EYETECH. Solely for the purpose of evaluating the efficacy of Compounds for Indications, during the Research Term, ARCHEMIX hereby grants to EYETECH a non-exclusive, royalty-free license, sublicensable only to its Affiliates and Service Providers, in the Territory under the ARCHEMIX Technology, ARCHEMIX Program Technology, ARCHEMIX Program Patents, ARCHEMIX’s interest in the Joint Program Technology and Joint Program Patents, and any ARCHEMIX Valid Claim covering an ARCHEMIX Proprietary Target to which such Compounds are directed, to use and practice the ARCHEMIX Technology, ARCHEMIX Program Technology, Joint Program Technology, ARCHEMIX Proprietary Target and manufacture or have manufactured such Compounds,; provided, however, that no license is granted to EYETECH (i) under any ARCHEMIX Valid Claim relating to any ARCHEMIX Proprietary Target, except as expressly provided in this Section 4.1 or (ii) to use or practice the SELEX Process.
     4.2 Development and Commercialization License Grants to EYETECH; Exclusivity.
          4.2.1 License. Effective upon each exercise of a License Option by EYETECH for a Program Compound or Compound Candidate hereunder, ARCHEMIX hereby grants to EYETECH an exclusive, royalty-bearing (during the applicable Royalty Term only) license in the Territory, with the right to grant sublicenses as set forth in Section 4.2.2 below, under the ARCHEMIX Technology, ARCHEMIX Program Technology, ARCHEMIX Program Patents and ARCHEMIX’s interest in the Joint Program Technology and Joint Program Patents, and under any ARCHEMIX Valid Claim covering an ARCHEMIX Proprietary Target to which such Lead Compound is directed, to Develop, modify, manufacture, have manufactured, export, import, use, sell and offer to sell, Compound Products in the Field incorporating such Lead Compound and all Back Ups relating to such Lead Compound; provided, however, that no license is granted to EYETECH under any claim of any ARCHEMIX Patent or ARCHEMIX Program Patent (i) under any ARCHEMIX Valid Claim relating to any ARCHEMIX Proprietary
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Target, except as expressly provided in this Section 4.2.1 or (ii) to use or practice the SELEX Process. The foregoing license is granted for an unlimited number of Lead Compounds for which the License Option is duly exercised and an unlimited number of instances during the Term. Upon each exercise of a License Option by EYETECH, ARCHEMIX will provide a complete list of all patents it controls that, but for the grant of the license, would be infringed by the manufacture, use, sale, offer for sale or import of the anticipated Compound Products in the Field to which such Lead Compound is directed. ARCHEMIX shall provide updates to such list as requested by EYETECH.
          4.2.2 Sublicense Rights. Subject to the terms of this Agreement, EYETECH shall have the right to grant sublicenses solely under the license granted pursuant to Section 4.2.1 above and Section 4.13.1 below. EYETECH shall give ARCHEMIX prompt written notice of each sublicense under this Agreement along with a true, correct and complete copy of such sublicense promptly following execution thereof by the parties thereto with financial and other information redacted that is not required to enable ARCHEMIX to fulfill its reporting obligations to Gilead under the Gilead-Archemix License. Any such sublicense shall contain provisions for the assignment to ARCHEMIX of EYETECH’s interest therein upon termination of this Agreement, subject to the last sentence of this Section 4.2.2, unless the termination of this Agreement arises out of the action or inaction of such Sublicensee or the Sublicensee is then in breach of its obligations under such sublicense, in which case ARCHEMIX, at its option, may terminate such sublicense. Each sublicense shall also contain provisions which obligate such Sublicensee to comply with terms, conditions, agreements and obligations that are consistent with the terms, conditions, agreements and obligations to which EYETECH is subject under this Agreement. ARCHEMIX hereby agrees to accept such assignment and that such sublicense, as assigned, will remain in full force and effect, provided that ARCHEMIX shall have no obligation thereunder except to maintain the continued effectiveness of the sublicense.
          4.2.3 Exclusivity for Compounds. ARCHEMIX hereby agrees that (A) neither ARCHEMIX nor its Affiliates will use, make, have made, offer to sell, sell, import, license or otherwise distribute any Compound Candidate, Lead Compound or Back-Ups anywhere in the Territory, regardless of whether inside or outside the Field unless the same shall have become a
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Refused Candidate, (B) so long as EYETECH meets or is excused from making Diligent Efforts to Develop and Commercialize a Development Compound or Compound Product under Section 4.8.1, neither ARCHEMIX nor its Affiliates will at any time during the Collaboration Term, even if this Agreement has been terminated, use, license, import, manufacture, have manufactured, offer to sell or sell any Lead Compound Equivalent to such Development Compound or Compound Product, which was in its Control on the Effective Date or over which it later obtains Control, in the Field, unless such Development Compound or Compound Product has become a Refused Candidate and (C) neither ARCHEMIX nor its Affiliates will at any time use, make, have made, offer to sell, sell, import, license or otherwise distribute NX1838. Nothing contained in this Agreement shall restrict ARCHEMIX from using, licensing, importing, making, selling or otherwise dealing with (i) any Aptamer Equivalent of any Compound or Back-Up outside the Field, (ii) any Aptamer or Aptamer Equivalent in the Field directed to a Refused Target or its ligands, subject to EYETECH’s enforcement rights set forth in Section 8.3.1 or (iii) Aptamers against a target that has been deferred by EYETECH for inclusion in the Research Program and its ligands for any indication in the Field if EYETECH confirms in writing that it is contractually restricted from researching, Developing or Commercializing Aptamers directed to such target, which written confirmation shall be provided by EYETECH upon ARCHEMIX’s request without undue delay, subject to EYETECH’s enforcement rights set forth in Section 8.3.1.
          4.2.4 Negative Covenant. Without limiting any of the other terms, conditions or limitations contained herein, EYETECH shall not (a) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell any products containing any Excluded Aptamer (other than NX1838), (b) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell any Excluded Aptamer (other than NX1838), or (c) develop, modify, manufacture, have manufactured, export, import, use, sell or offer any Aptamer for In Vitro Diagnostics, as In Vivo Diagnostic Agents or as Radio Therapeutics or (d) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell any Aptamer outside the Field, except for a VEGF Product in the Local Delivery Field. For the avoidance of any doubt, nothing in this Section 4.2.4 shall limit EYETECH’s ability to develop, modify, manufacture, have manufactured, import, use, sell or offer to sell any products (other than VEGF
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Products outside the Field and the Local Delivery Field) for which EYETECH has obtained rights from a third party under the SELEX Portfolio.
          4.2.5 Exclusivity between the Parties in the Field. In addition to the restrictions set forth in Sections 2.5, 3.2(a), 4.2.3 and 4.2.4:
               4.2.5.1 ARCHEMIX Obligation. During the Research Term and so long as EYETECH meets or is excused from meeting the EYETECH Diligence Goal and is fulfilling its obligations under Section 4.8.1, (A) ARCHEMIX shall not commence a research program (other than as contemplated by the Research Program) in collaboration with any Third Party involving the identification, optimization, research, development, licensing or sale of Aptamers in the Field, and (B) ARCHEMIX shall not grant rights in the Field to any Third Party with respect to Aptamers directed to a target that is not a Refused Target and (C) ARCHEMIX shall not grant rights in the Field to any Third Party with respect to Aptamers directed to a Target that is selected for work in the Research Program or its Target Binding Partner as long as any Aptamer against such Target, or efforts to identify such Aptamer, is included in the Research Program. During the Collaboration Term and thereafter for as long as EYETECH is under a current obligation to pay royalties to ARCHEMIX, or is making Diligent Efforts to Develop a Lead Compound, Development Compound or Compound Product which if Commercialized would result in a future obligation to pay royalties to ARCHEMIX, if EYETECH meets or is excused from making Diligent Efforts to Develop and Commercialize a Lead Compound, Development Compound or Compound Product under Section 4.8.1, ARCHEMIX shall not, alone or in collaboration with Third Parties, Develop or Commercialize or grant rights to Third Parties to Develop or Commercialize any Aptamers in the Field directed against the same Target or Target Binding Partner against which such Lead Compound, Development Compound or Compound Product is directed. The preceding sentence of this Section 4.2.5.1 shall survive the termination or expiration of this Agreement.
               4.2.5.2 EYETECH Obligation. Except as set forth in Section 4.2.5.3, during the Research Term EYETECH will not conduct any research in the Field or enter into any agreement in the Field with a Third Party with respect to research, development or commercialization of any Alternate Therapy (defined below) directed to a prospective Target
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

unless EYETECH has first presented such Target to the JRC pursuant to Section 2.5 and ARCHEMIX’s representatives to the JRC have elected not to include such Target in the Research Program. For purposes of this Section 4.2.5.2, an Alternate Therapy is any molecule or combination of molecules directed to a Target other than VEGF, including, without limitation, any antibody and antibody fragment.
               4.2.5.3 Exceptions to EYETECH Obligations. Notwithstanding the foregoing, EYETECH may conduct research or enter into an agreement in the Field with a Third Party (i) to develop any molecule against any potential target that JRC determines is a target not amenable to intervention using an Aptamer, or (ii) to develop any molecule against any potential Target proposed by EYETECH and refused by ARCHEMIX for inclusion in the Research Program pursuant to Section 2.5 or (iii) to develop a small molecule compound against any potential Target, or (iv) to license any molecule against any potential Target if EYETECH reasonably believes that such molecule is at least a year closer to the filing of an NDA than any Aptamer against such potential Target being researched or Developed in the Research Program or the EYETECH Development Program (it being understood that a lead compound candidate against a target available for licensing shall be deemed a year closer to NDA filing if no Lead Compound against the same target has been entered into the Research Program), or (v) if EYETECH has established an internal research program against a target as of the Effective Date provided however, that if EYETECH takes any action described in the preceding clauses (i), (iii), (iv) and (v), EYETECH will notify ARCHEMIX of the potential Target involved and the indication for which EYETECH is developing or licensing such molecule and (a) the potential Target involved and the ligands that bind to it will become a Refused Target, and (b) ARCHEMIX will be free to discover, develop and commercialize any Aptamer for such indication against such potential Target and its Target Binding Partner, notwithstanding any other provision of this Agreement, all without any further action of the Parties. In addition, if EYETECH confirms in writing that it is contractually restricted from researching, Developing or Commercializing Aptamers directed to such target which written confirmation shall be provided upon ARCHEMIX’s request without undue delay, then the target of such Aptamer and ligands that bind to it shall become a Refused Target.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               4.2.6 Technology Transfer. During the Term, promptly after the effectiveness of the applicable licenses under Section 4.2.1, ARCHEMIX shall disclose to EYETECH all ARCHEMIX Technology which is necessary or useful for EYETECH and licensed to EYETECH under Section 4.2.1 relating to the Compound Candidate, as applicable, whether in human or machine readable form, all such information to be included in the ARCHEMIX Technology; provided that the information to be disclosed shall not include the SELEX Process or any ARCHEMIX Patents, ARCHEMIX Know-How or ARCHEMIX Program Patents covering or embodied in the SELEX Process. ARCHEMIX acknowledges that the information that EYETECH desires to receive pursuant to this Section 4.2.6 is information that would be necessary or useful to EYETECH in maximizing the value of the Compound Candidate, Lead Compound and the resulting Compound Products.
          4.3 Grant to ARCHEMIX.
               4.3.1 Research License. EYETECH hereby grants to ARCHEMIX a non-exclusive, royalty-free, license, sublicensable solely to its Affiliates and Service Providers, in the Territory under the ARCHEMIX Technology that is exclusively licensed to EYETECH hereunder and a royalty-free, non-exclusive license in the Territory under the EYETECH Technology, EYETECH Program Technology, EYETECH Program Patents and any EYETECH interest in the Joint Program Technology and Joint Program Patents to use and practice the EYETECH Technology, EYETECH Program Technology and Joint Program Technology, in each case only in the Field and solely to perform ARCHEMIX’S obligations and responsibilities under this Agreement during the Research Term.
               4.3.2 ARCHEMIX Option. Subject to the restrictions of Section 4.2.3 hereof, EYETECH hereby grants to ARCHEMIX: (1) an option for a royalty-free, non-exclusive license (the “ARCHEMIX License Option”) in the Territory, with the right to grant sublicenses to Collaborators, under the EYETECH Program Technology, EYETECH Program Patents, any EYETECH interest in the Joint Program Technology and Joint Program Patents, the EYETECH Development Program Technology and the EYETECH Development Program Patents to make, use, sell, offer to sell and import Refused Candidates and Aptamer Equivalents of Compounds outside the Field and Aptamer Equivalents of Compounds against
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

VEGF outside the Field and the Local Delivery Field. Notwithstanding the foregoing, EYETECH shall have no obligation to disclose EYETECH Development Program Technology that is not covered by EYETECH Development Program Patents to ARCHEMIX.
          4.3.3 Exercise of Option. ARCHEMIX may exercise an ARCHEMIX License Option by delivery to EYETECH of a written notice of exercise (an “Exercise Notice”), specifying the Refused Candidate or Aptamer Equivalent of a Compound or Aptamer Equivalents of Compounds against VEGF outside the Field and Local Delivery Field as to which such License Option is being exercised. In the event ARCHEMIX will be responsible for any payment to EYETECH pursuant to the last two sentences of Section 4.3.4 or under the last sentence of Section 4.13.2, Eyetech will so notify ARCHEMIX in writing within ten (10) days of receipt of the Exercise Notice, including the details of all said payments and the technology to which it pertains, and ARCHEMIX will have the option to exclude any technology subject to such payment from the license grant by written notice to EYETECH given within thirty (30) days of EYETECH’s notice to ARCHEMIX. Eyetech shall only grant a sublicense to ARCHEMIX under any Third Party license to the extent the grant of such sublicense is permitted under EYETECH’s license.
          4.3.4 Payment. ARCHEMIX shall make the following payments to EYETECH in consideration of the licenses obtained through exercise of options under Section 4.3.3: (1) a one-time payment of U.S. $[***] upon the first exercise of such option; (2) U.S. $[***] annual maintenance fee upon each anniversary of the first license grant until the first commercial sale of the first product covered by any such license; and (3) U.S. $[***] upon the first commercial sale of the first product covered by any such license. ARCHEMIX hereby agrees to pay to EYETECH in full any and all Third Party royalties and all other payments which EYETECH owes to its licensors with respect to any license or sublicense granted by EYETECH to ARCHEMIX under this Agreement. Such payments shall be due and payable by ARCHEMIX on or before the date they are payable by EYETECH.
     4.4 Commencement of the Development Program. As soon as practicable after the effectiveness of a license under Section 4.2 hereof relating to a Lead Compound, but in no event later than [***] days thereafter, EYETECH shall commence an EYETECH Development
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program with respect to such Lead Compound. EYETECH will have sole authority and responsibility for, and bear the cost of, conducting the EYETECH Development Program with respect to the Lead Compound. The Parties will agree on reasonable and appropriate measures by which manufacturing or synthesis, if any, of the Lead Compound previously being undertaken by ARCHEMIX shall be transitioned to EYETECH following the effective date of such license. The objective of both Parties will be to accomplish a smooth and timely transition. At ARCHEMIX’s fully loaded cost determined in accordance with ARCHEMIX’s normal accounting practices and United States generally accepted accounting principles (“GAAP”), and upon EYETECH’s request ARCHEMIX shall provide all or part of the amounts of such Lead Compound substance then in its possession accompanied by a document setting forth the sequence of the Lead Compound and any analytic information with respect thereto which ARCHEMIX has available. ARCHEMIX shall make no warranty other than as expressly set forth in such document.
     4.5 Abandonment of a Lead Compound. EYETECH shall have the right to abandon a Lead Compound and/or all of its Back-up Compounds, in which event its licenses thereto shall automatically terminate. In such case, no further milestone or other payments shall be due and payable with respect to that Lead Compound and/or its Back-ups, as applicable, hereunder and such Lead Compound and/or its Back-ups shall collectively become a Refused Candidate. For clarity, unless EYETECH abandons the Lead Compound as well as all of its Back-ups none of the aforesaid Compounds shall become a Refused Candidate. The provisions of Section 9.7 shall apply to any Lead Compound and its Back-ups for which EYETECH’s license is terminated, except that the license grant for EYETECH Technology shall not be free of charge, and instead shall be on commercially reasonable terms to be agreed upon. In addition, if there are no other Program Compounds directed to the Target of the Refused Candidate and Aptamers against such Target are not the subject of activities in the Research Program or the EYETECH Development Program, then the Target of the Refused Candidate shall be a Refused Target without further action by the Parties.
     4.6 Registration Dossiers for Regulatory Approvals; ARCHEMIX Data. EYETECH shall be solely responsible for and authorized to prepare and submit registration dossiers for
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Regulatory Approval of the Lead Compound (and any resulting Development Compound and/or Compound Product). ARCHEMIX shall provide EYETECH with all information in its Control relating to such Lead Compound and EYETECH shall have the right to use and reference that information in connection with preparation and submission of regulatory dossiers. All Regulatory Approvals shall be held by and in the name of EYETECH, and EYETECH shall own all submissions in connection with them and such submissions shall constitute the Confidential Information of EYETECH regardless of the absence of any markings thereon.
          4.6.1 Principal Interface. All formulary or marketing approvals shall be obtained by and in the name of EYETECH, and EYETECH will be the principal interface with and will otherwise handle all interactions with Regulatory Authorities concerning any Development Compound and/or Compound Product including, to the extent legally possible, being the sole contact with such agencies.
          4.6.2 Regulatory Meetings. EYETECH will have sole control as to the regulatory strategy and regulatory decision-making for any Development Compound and/or Compound Product.
     4.7 Manufacturing and Supply. EYETECH is exclusively authorized and responsible for the manufacture and supply of all Development Compound and/or Compound Product as necessary for the conduct of the EYETECH Development Program and for all commercial purposes in the Territory. Further, EYETECH is exclusively authorized and responsible for formulation, packaging and labeling including but not limited to package inserts and leaflets for Compound Products.
     4.8 Diligence in Development and Commercialization.
          4.8.1 Diligence. EYETECH shall use Diligent Efforts to Develop, obtain Regulatory Approval, and Commercialize each Lead Compound in all commercially significant parts of the Territory, including, without limitation maintaining sufficient facilities, resources and personnel to fulfil its obligations under this Agreement. Without limiting the generality of the foregoing, EYETECH will diligently conduct the activities set forth in Appendix 3, as amended from time-to-time, and will notify ARCHEMIX when such activities are completed.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

If EYETECH abandons the Development or Commercialization of a Lead Compound, it will so notify ARCHEMIX, whereupon the license for such Lead Compound will terminate and, unless EYETECH is pursuing a Back-up, such Lead Compound will become a Refused Candidate for all purposes of this Agreement and the provisions of Section 9.7 shall apply to any Lead Compound and its Back-ups for which a license is terminated; except that the license grant for EYETECH Technology shall not be free of charge, and instead shall be on commercially reasonable terms to be agreed upon . In addition, if there are no other Program Compounds directed to the Target of the Refused Candidate and Aptamers against such Target are not the subject of activities in the Research Program or the EYETECH Development Program, then the Target of the Refused Candidate shall be a Refused Target without further action by the Parties, unless the Target is VEGF, in which event VEGF will not become a Refused Target. Nothing in this Section 4.8.1 shall be deemed to give ARCHEMIX any rights in the Field or the Local Delivery Field to Refused Candidates directed against VEGF.
          4.8.2 Gilead Reversion of Rights. EYETECH acknowledges and agrees that under the URC License Agreement and the Gilead-Archemix License, ARCHEMIX’s rights in the ARCHEMIX Technology may revert to Gilead or the UTC if ARCHEMIX, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the technology licensed to ARCHEMIX under the Gilead-Archemix License, including, the ARCHEMIX Technology.
          4.8.3 Reporting. EYETECH shall keep ARCHEMIX fully informed with respect to its diligence obligations, including without limitation, thorough reports to ARCHEMIX as described below, providing ARCHEMIX with copies of all Regulatory Filings and by meeting with ARCHEMIX at ARCHEMIX’s request, but no more than once semi-annually. On or before February 15 and August 15, commencing August 15, 2004, EYETECH shall provide a semi-annual progress report to ARCHEMIX, each report covering the [***] month period preceding the due date of the report. Each report shall describe the progress made by EYETECH, its Affiliates or Sublicensees toward the commercial development of any Compound Products. Such report shall include at a minimum, information reasonably sufficient to enable ARCHEMIX to satisfy its reporting obligations to Gilead under the Gilead-
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Archemix License with respect to this Agreement, including any reporting obligations of the U.S. Government, and to assess the progress made by EYETECH toward meeting the diligence requirements of this Section 4.8
     4.9 Section 365(n) of the Bankruptcy Code.
          4.9.1 Intellectual Property; Embodiments. All rights and licenses granted under or pursuant to any Section of this Agreement, including this Article 4, are rights to “intellectual property” as defined in Section 101(35A) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”). Each Party hereby acknowledges that (i) copies of research data, (ii) laboratory samples, (iii) product samples, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, and (x) marketing, advertising and promotional materials, in each case, that relate to such intellectual property, constitute “embodiments” of such intellectual property pursuant to Section 365(n) of the Bankruptcy Code, and each Party hereby grants to the other a right of access and right to obtain possession of and to benefit from such embodiments in the event of any rejection of this Agreement in any proceeding by or against such Party under the Bankruptcy Code. Each such Party agrees not to interfere with the other’s exercise, pursuant to Section 365(n) of the Bankruptcy Code, of rights and licenses to intellectual property licensed hereunder and embodiments thereof and agrees to use reasonable efforts, at the other’s expense, to assist the other to obtain such intellectual property and embodiments thereof in the possession or control of Third Parties as reasonably necessary for the other to exercise, pursuant to Section 365(n) of the Bankruptcy Code, such rights and licenses.
          4.9.2 Royalty Payments. The Parties acknowledge and agree that the royalty payments payable by EYETECH and ARCHEMIX under Sections 5.2.1 and 5.2.2 and the milestone payments payable under Sections 5.3 and 5.4 constitute “royalty payments” under Section 365(n) of Title 11 of the United States Code with respect to the licenses granted by ARCHEMIX to EYETECH under Sections 4.1, 4.2 and 4.13 and by EYETECH to ARCHEMIX pursuant to Section 4.13 and that such licenses are otherwise royalty-free. All
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

other payments due from EYETECH to ARCHEMIX hereunder, for purposes of Section 365(n) of the Bankruptcy Code, constitute payments in consideration of ARCHEMIX’s performance of its obligations hereunder.
     4.10 Use of Compound Supplied by ARCHEMIX. Notwithstanding any other provision of this Agreement, EYETECH acknowledges that any Compound supplied by ARCHEMIX, including without limitation the Materials, hereunder will not have been manufactured under cGMP or cGLP. The restrictions under of Section 3.2(e) hereof pertaining to Materials, will also govern EYETECH’s use of any Compound provided by ARCHEMIX.
     4.11 URC License. The Parties acknowledge and agree that, in the event of any termination of the URC License Agreement, the licenses granted to EYETECH hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement, provided that EYETECH is not then in breach of this Agreement and EYETECH agrees to be bound to UTC as the licensor under the terms and conditions of this Agreement.
     4.12 Gilead-Archemix License. The Parties further acknowledge and agree that, in the event of any termination of the Gilead-Archemix License, the licenses granted to EYETECH hereunder shall remain in full force and effect in accordance with Section 2.3 of the Gilead-Archemix License provided that EYETECH agrees to be bound to Gilead as the licensor under the terms and conditions of this Agreement and provided that if the termination of the Gilead-Archemix License arises out of the action or inaction of EYETECH, Gilead, at its option, may terminate such license.
     4.13 Cross Licenses for VEGF. The Parties agree that, as between them, EYETECH shall have the exclusive right to Develop and Commercialize Aptamers against VEGF in the Field and in the Local Delivery Field, and that ARCHEMIX shall have the exclusive right to Develop and Commercialize Aptamers (other than NX1838) against VEGF in all other fields. To achieve this agreement: Furthermore, the Parties agree that the licenses granted under this Section 4.13 shall not be subject to any diligence requirement (including without limitation any obligation to use Diligent Efforts to develop or commercialize any Product) otherwise set forth in this Agreement.
Confidential
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          4.13.1 To the extent that ARCHEMIX has, as of the Effective Date, or acquires during the Term of this Agreement the right to do so, ARCHEMIX shall and hereby does grant to EYETECH an exclusive, royalty-bearing (during the applicable Royalty Term only) license in the Territory, with the right to grant sublicenses, under the ARCHEMIX Patents, ARCHEMIX Program Patents and ARCHEMIX’s interest in Joint Program Patents to discover, Develop, modify, manufacture, have manufactured, export, import, use, sell and offer to sell, VEGF Products in the Field and the Local Delivery Field. For the avoidance of doubt, 1) the royalty due to ARCHEMIX on any EYETECH VEGF Product will be independent of the extent of ARCHEMIX’s specific contribution to such VEGF Product and 2) the prohibition on the use of the SELEX Process set forth in Section 4.1 and 4.2.1 do not apply to this Section 4.13.1. EYETECH hereby agrees to pay to ARCHEMIX in full any and all Third Party royalties and all other payments which ARCHEMIX owes to its licensors with respect to any license or sublicense granted by ARCHEMIX to EYETECH under this Agreement. Such payments shall be due and payable by EYETECH on or before the date they are payable by ARCHEMIX.
          4.13.2 To the extent that EYETECH has, as of the Effective Date, or acquires during the Term of this Agreement the right to do so, EYETECH shall and hereby does grant to ARCHEMIX an exclusive, royalty-bearing (during the applicable Royalty Term only) license in the Territory, with the right to grant sublicenses, under the EYETECH Patents, EYETECH Program Patents and EYETECH’s interest in Joint Program Patents to discover, Develop, modify, manufacture, have manufactured, export, import, use, sell and offer to sell, VEGF Products outside the Field and the Local Delivery Field, excluding NX1838. For the avoidance of doubt, the royalty due to EYETECH on any ARCHEMIX VEGF Product will be independent of the extent of EYETECH’s specific contribution to such VEGF Product. ARCHEMIX hereby agrees to pay to EYETECH in full any and all Third Party royalties and all other payments which EYETECH owes to its licensors with respect to any license or sublicense granted by EYETECH to ARCHEMIX under this Agreement. Such payments shall be due and payable by ARCHEMIX on or before the date they are payable by EYETECH.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.13.3 To the extent that it has or acquires the right to do so, EYETECH hereby grants to ARCHEMIX a non-exclusive, non-royalty bearing, research license, sublicensable only to its Affiliates and Service Providers, solely to discover and optimize VEGF Aptamers, excluding NX1838, for use in the Field and the Local Delivery Field as directed by the JRC.
          4.13.4 In order to assure the exclusivity of the rights granted in Sections 4.13.1 and 4.13.2, ARCHEMIX agrees it will not develop or sell any VEGF Product for use in the Field or the Local Delivery Field and EYETECH agrees it will not develop or sell any VEGF Product, excluding NX1838, unless such VEGF Product is for use in the Field or in the Local Delivery Field.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARTICLE 5 PAYMENTS
     5.1 Up-front Fees. Within ten (10) business days of the Effective Date, EYETECH shall deliver to ARCHEMIX One Million and five hundred thousand U.S. Dollars ($1,500,000).
5.2 Royalties.
          5.2.1 Royalty Rates for Compound Products. During the Royalty Term applicable to a Compound Product that is not a VEGF Product, EYETECH shall pay to ARCHEMIX the following royalties on Net Sales of such Compound Product, other than VEGF Products, during each Contract Year:

Range of Net Sales applicable to such	Royalty Percentage
Compound Product in such Contract Year	applicable to such Range
[***]	[***] percent ([***]%)

[***]	[***] percent ([***]%)

[***]	[***] percent ([***]%)
          For example, if worldwide Net Sales in a Contract Year totaled $[***] for Compound Product A and $[***] for Compound Product B, EYETECH would pay ARCHEMIX (A) $[***] in royalties for Compound Product A arising in that Contract Year (calculated as $[***] multiplied by [***], plus $[***] million multiplied by [***], plus $[***] multiplied by [***]) and (B) $[***] in royalties for Compound Product B arising in that Contract Year (calculated as $[***] multiplied by [***]). The same calculation would be performed again for the subsequent Contract Years.
          Royalty payments under this Section 5.2.1 shall continue on a country-by-country basis for the applicable Royalty Term; provided, however, that the royalty payments otherwise payable under this Section 5.2.1 as to such country shall be reduced by [***] percent ([***]%) during portions of any Royalty Term in which (1) no ARCHEMIX Valid Claim exists with
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

respect to (i) the use of the SELEX Process necessary to identify such Compound Product in the country in which such Compound Product is manufactured or sold; or (ii) the use, manufacture, sale or import of a Compound Product in the country in which such Compound Product is manufactured or sold and (2) there exists no pending claim of an ARCHEMIX Patent, ARCHEMIX Program Patent or Joint Program Patent, with respect to (i) the use of the SELEX Process necessary to identify such Compound Product in the country in which such Compound Product is manufactured or sold; or (ii) the use, manufacture, sale or import of such Compound Product in the country in which such Compound Product is manufactured or sold that has been pending for less than [***] years since the earliest priority date of the patent application containing such claim. In no event shall such a pending claim extend the Royalty Term beyond [***] years from the earliest priority date of the application in which such claim is pending.
          5.2.2 Royalty Rates for VEGF Products. During the Royalty Term applicable to a VEGF Product,
               (a) EYETECH shall pay to ARCHEMIX the following royalties on Net Sales of such VEGF Product during each Contract Year:

[***]	[***] percent ([***]%)

[***]	[***] percent ([***]%)
               (b) ARCHEMIX shall pay to EYETECH the following royalties on Net Sales of such VEGF Product during each Contract Year:

[***]	[***] percent ([***]%)
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          Royalty payments under this Section 5.2.2 shall continue on a country-by-country basis for the applicable Royalty Term; provided, however, that the royalty payments otherwise payable under this Section 5.2.2 as to such country shall be reduced by [***] percent ([***]%) during portions of any Royalty Term in which no ARCHEMIX Valid Claim exists with respect to the use, manufacture, sale or import of a VEGF Product in the country in which such VEGF Product is manufactured or sold and there exists no pending claim of an ARCHEMIX Patent, ARCHEMIX Program Patent or Joint Program Patent, with respect to the use, manufacture, sale or import of such VEGF Product in the country in which such VEGF Product is manufactured or sold that has been pending for less than [***] years since the earliest priority date of the patent application containing such claim.
          5.2.3 Third Party Royalties. Each of EYETECH and ARCHEMIX, at is respective sole expense, shall pay all royalties or fees owing to any Third Party that such Party determines, in its reasonable business judgment, are necessary in order to exercise its rights hereunder to develop, modify, manufacture, have manufactured, export, import, use, sell and offer to sell, Compound Products or VEGF Products as set forth herein. Each Party shall obtain and pay for any Third Party licenses necessary to practice the rights granted to it herein [***] milestone payments or royalties payable hereunder. Notwithstanding the above, (A) ARCHEMIX shall obtain or pay for any Third Party licenses which, in its sole discretion, it believes are specifically necessary to perform the SELEX Process as required to carry out its obligations under the Research Program, including paying any royalty payments due to the University of Colorado resulting from payments made by EYETECH to ARCHEMIX, (B) subject to EYETECH’s notice obligation under Section 4.3.3, ARCHEMIX hereby agrees to pay to EYETECH in full any and all Third Party royalties which EYETECH owes to its licensors with respect to any sublicense granted by EYETECH to ARCHEMIX pursuant to
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 4.3 above and (C) EYETECH hereby agrees to pay to ARCHEMIX in full any and all Third Party royalties which ARCHEMIX owes to its licensors with respect to any sublicense granted by ARCHEMIX to EYETECH for ARCHEMIX Proprietary Targets under licenses granted to ARCHEMIX after the Effective Date. Archemix shall only grant a sublicense to EYETECH under any Third Party license to the extent the grant of such sublicense is permitted under ARCHEMIX’s license.
     In the event EYETECH will be responsible for any payment to ARCHEMIX pursuant to the preceding sentence or the last sentence of Section 4.13.1, ARCHEMIX will so notify EYETECH in writing within [***] days of the proposal of the relevant ARCHEMIX Proprietary Target pursuant to Section 2.5, including the details of all said payments and the technology to which it pertains, and EYETECH will have the option to exclude any technology subject to such payment from the license granted under Sections 4.1 and 4.2 by written notice to ARCHEMIX given within thirty (30) days of ARCHEMIX’s notice to EYETECH.
          5.2.4 Sales Reports. During the Royalty Term for a Compound Product or VEGF Product, the licensed Party shall furnish or cause to be furnished to the licensing Party on a [***] basis a sales report covering sales by the licensed Party, its Affiliates and its Sublicensees during each calendar quarter (each such calendar quarter being sometimes referred to herein as a “reporting period”) and including the gross amount received and an itemization of deductions permitted by Section 1.71 on a country-by-country basis. With respect to Sales of the Compound Products or VEGF Products invoiced in US Dollars, the Net Sales amounts and the amounts due to the licensing Party hereunder shall be expressed in US Dollars. With respect to sales of the Compound Products or VEGF Products invoiced in a currency other than US Dollars, the Net Sales and amounts due to the licensing Party hereunder shall be expressed in the currency in which they are invoiced, together with the US Dollar equivalent of the amount payable to the licensing Party, calculated using the licensed Party’s
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

then-current standard exchange rate methodology for the translation of foreign currency sales into US Dollars. In each Sales Report, the methodology will be disclosed and will be identical to that employed by the licensed Party, generally, in its external financial reporting, as reviewed and approved by its independent auditors and will be in accordance with U.S. generally accepted accounting standards (GAAP) as consistently applied at the licensed Party. The licensed Party shall furnish to the licensing Party appropriate evidence of payment of any tax or other amount required by applicable laws or regulations to be deducted from any royalty payment, including any tax or withholding levied by a foreign taxing authority in respect of the payment or accrual of any royalty. The licensed Party shall not make any other deduction from such payment. Sales Reports shall be due on the [***] day following the close of each reporting period. Each Sales Report will be accompanied by payment of all royalties due.
          5.2.5 Recordkeeping. Each Party, as licensed Party, shall keep, and shall cause its Affiliates and Sublicensees to keep, complete and accurate records of Net Sales and other data relating to Sales Reports and payments required under this Article 5. The licensing Party may, at its own expense, except as specified below, have an independent, certified public accountant, selected by it and reasonably acceptable to the licensed party, review any such records of the licensed Party and its Affiliates and Sublicensees, in the location(s) where such records are maintained by the licensed party or its Affiliates or Sublicensees, upon reasonable notice and during regular business hours and under obligations of confidence, [***] per entity per [***] month period, for the sole purpose of verifying the basis and accuracy of payments made under this Article 5 within the prior [***] month period. If the review of such records reveals that any of the licensed Party, its Affiliates or its Sublicensees has failed to accurately report information pursuant to this Section 5.2, then the licensed Party shall promptly pay to
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the licensing Party any corresponding unpaid amounts due under this Article 5, together with interest calculated in the manner provided in Section 5.6 below and if the error exceeds the lesser of $[***] or [***]% of the amount reported by the licensed Party, then the licensed Party shall reimburse the licensing Party for the cost of the audit. Nothing contained herein is intended to waive or limit the licensed Party’s right to contest the accuracy of any review undertaken by the licensing Party.
5.3 Development Milestone Payments by EYETECH for Compounds.
          5.3.1 Milestones and Payments. EYETECH will make the following payments to ARCHEMIX upon the first achievement of the following milestone events with respect to each Compound or Back-Up, other than Compounds or Back-ups against VEGF:

Payment
Milestone	(in U.S. Dollars)
(A) [***].	$	[***]

(B) [***]	$	[***]

(C) [***]	$	[***]

(D) [***]	$	[***]

(E) [***]	$	[***]

(F) [***] [***]	$	[***]

(G) [***]	$	[***]

(H) [***]	$	[***]
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          EYETECH shall immediately notify ARCHEMIX of the achievement of the above milestone events with respect to each Compound; provided that if a payment is made for Milestone (B), (C), (D), (E) or (F) with respect to a Compound and any of the preceding Milestone payments were not made with respect to such Compound, such earlier Milestone payments shall be made concurrently therewith (e.g. if Milestone (F) is achieved, but Milestone (E) was never achieved or paid, the payments for Milestone (E) and (F) shall be made concurrently). For the avoidance of doubt, in no event shall any of the foregoing milestones be paid more than once for any Compound, even if such Compound is approved or utilized for different Indications than first approved or utilized.
          5.3.2 Attainment of Milestones for Development Compounds. The milestone payments specified above shall be payable at the first achievement of a milestone by each Compound. Except as provided in Section 5.3.3 below, multiple payments for achieving the milestone events specified above shall be payable if EYETECH develops both the Lead Compound and a Back-Up; provided, however, that (i) EYETECH shall pay [***] milestone payment upon the occurrence of the milestone event specified in [***] of Section 5.3.1 above with respect to any Lead Compound and all of the Back-Ups related thereto; and (ii) if EYETECH develops both the Lead Compound and a Back-Up, EYETECH shall pay [***] of the milestone payments specified above until such time as the second of the Lead Compound or the Back-Up achieves the milestone event specified in [***] of Section 5.3.1 above, at which time EYETECH shall pay [***] for such [***] Compound to the extent those payments were not previously made or applicable and subsequently pay the [***] for such second Compound, as those milestones are satisfied with respect to such second Compound.
          5.3.3 Abandonment of a Compound; Effect on Back-Up Milestone Payments. If the Development or Commercialization of a Compound is abandoned during the Term for any reason (in which event, the provisions of Section 4.5 hereof would apply) after any one or more of the foregoing milestone payments are made, and a Back-Up is developed to replace the abandoned Compound, then no milestone payment shall be required with respect to the Back-Up to the extent that that milestone payment has already been made with respect to the abandoned Compound.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     5.4 Development Milestone Payments for VEGF Products.
          5.4.1 Milestones and Payments. EYETECH and ARCHEMIX will each make the following payments to the other upon the first achievement by it of the following milestone events with respect to each VEGF Product :

Payment
Milestone	(in US Dollars)
(a) [***]	$	[***]

(b) [***]	$	[***]

(c) [***]	$	[***]

(d)[***]	$	[***]

(e)[***]	$	[***]

(f) [***]	$	[***]
          The Party developing the VEGF Product shall immediately notify the other Party of the achievement of the above milestone events with respect to each VEGF Product; provided that if a payment is made for Milestone (b), (c), (d), (e) or (f) with respect to a VEGF Product and any of the preceding Milestone payments were not made with respect to such VEGF Product, such earlier Milestone payments shall be made concurrently therewith (e.g., if Milestone (d) is achieved, but Milestone (c) was never achieved or paid, the payments for Milestone (c) and (d) shall be made concurrently). For the avoidance of doubt, in no event shall any of the foregoing milestones be paid [***] by either Party for any VEGF Product, even if such VEGF Product is approved or utilized for different Indications than first approved or utilized.
          5.4.2 Attainment of Milestones for VEGF Products. The milestone payments specified above shall be payable by a Party at the first achievement of a milestone by each
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

VEGF Product. Except as provided in Section 5.4.3 below, multiple payments for achieving the milestone events specified above shall be payable if a Party develops both the Lead Compound and a Back-Up; provided, however, that if the Party develops both the Lead Compound and a Back-Up, the Party shall pay to the other Party [***] of the milestone payments specified above until such time as the second of the Lead Compound or the Back-Up achieves the milestone event specified in [***] of Section 5.4.1 above, at which time the Party shall pay to the other Party [***] of milestones (a), (b) and (c) for [***] Compound to the extent those payments were not previously made or applicable and subsequently pay the [***] for such second Compound, as those milestones are satisfied with respect to such second Compound.
          5.4.3 Abandonment of a VEGF Product. If the Development or Commercialization of a VEGF Product is abandoned by a Party during the Term for any scientific, medical or commercial reason after any one or more of the foregoing milestone payments are made, and another Aptamer against VEGF for use in the same indication is developed to replace the abandoned VEGF Product, then no milestone payment shall be required with respect to the replacement Aptamer to the extent that that milestone payment has already been made with respect to the abandoned VEGF Product.
          5.4.4 Equity Investment Option. On or after the Effective Date, ARCHEMIX and EYETECH agree that it is their mutual intent that EYETECH will purchase [***] dollars ($[***]) of Stock of ARCHEMIX on terms that are pari passu with terms granted to other investors in the first round of financing to occur following September 1, 2004; provided, however, that neither Party shall have any obligation with respect to such obligation unless it is mutually agreed at the time.
     5.5 Currency. All payments shall be made in the United States in US Dollars, regardless of the country in which products are sold.
     5.6 Invoices; Late Payments. Payments of milestones shall be due within [***] business days of the achievement of the milestone. In case of any delay in payment by either Party to the other Party not occasioned by Force Majeure or a good faith dispute regarding the
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

amount due, interest on the unpaid amount at the lesser of (i) the Prime Rate in effect at the close of business on the date the applicable payment was due, as reported in The Wall Street Journal, plus [***] percent ([***]%), compounded annually, or (ii) the highest rate permitted by applicable law shall be payable by the paying Party from the due date through the date of payment in full.
ARTICLE 6 CONFIDENTIALITY
     6.1 Confidential Information. All Confidential Information disclosed by a Party to the other Party during the Term of this Agreement shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the receiving Party (except to the extent reasonably necessary for Regulatory Approval of products developed by EYETECH or ARCHEMIX or any of their respective Affiliates or for Patent Prosecution), and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):
          (a) was known or used by the receiving Party prior to its date of disclosure to the receiving Party; or
          (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources other than the disclosing Party without such source violating its confidentiality obligations, if any, to the disclosing Party; or
          (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the receiving Party; or
          (d) is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     6.2 Permitted Disclosures
          (a) The provisions of Section 6.1 shall not preclude a Party or its Affiliates from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by such Party or its Affiliates to comply with applicable law or legal process, including without limitation the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange, including without limitation Nasdaq, or to defend or prosecute litigation, provided that such Party provides prior written notice of such disclosure to the disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.
          (b) Subject to Sections 6.2(c) and 11.10, the Parties agree that the material financial terms of this Agreement will be considered Confidential Information of both Parties. Notwithstanding the foregoing, (a) either Party may disclose such terms to bona fide potential or actual sublicensees, as reasonably necessary in connection with a permitted sublicense under the licenses granted in this Agreement, and (b) either Party may disclose the material financial terms of this Agreement to bona fide potential or actual investors, lenders, investment bankers, acquirors, acquirees, merger partners or other potential financial partners, and to such Party’s consultants and advisors, as reasonably necessary in connection with a proposed equity or debt financing of such Party or as reasonably necessary in connection with a proposed acquisition or business combination. In connection with any permitted disclosure of Confidential Information pursuant to this Section 6.2(b), each Party agrees to use all reasonable efforts to inform each disclosee of the confidential nature of such information and cause each disclosee to treat such information as confidential.
          (c) Notwithstanding any provision to the contrary in this Agreement, either Party may disclose to any and all Persons, without limitation of any kind, the United States federal tax treatment and tax structure of the transactions set forth in this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Parties relating to such tax treatment and tax structure.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     6.3 Employee and Advisor Obligations. EYETECH and ARCHEMIX each agree that they shall provide Confidential Information received from the other Party only to their respective employees, consultants and advisors, and to the employees, consultants and advisors of such Party’s Affiliates, who have a need to know and have an obligation to treat such information and materials as confidential.
     6.4 Term. All obligations of confidentiality imposed under this Article 6 shall expire [***] years following termination or expiration of this Agreement.
     6.5 Publications. Neither ARCHEMIX nor EYETECH shall publish any Research Program Data or any other information regarding the Research Program without the other’s prior written consent, provided, however, that nothing in this Agreement shall restrict EYETECH’s right to publish information and data regarding Lead Compounds. ARCHEMIX shall not publish information regarding Compound Candidates, Back-Ups, Lead Compounds or Development Compounds without EYETECH’s prior written consent. The foregoing restriction on ARCHEMIX shall not apply to Refused Candidates.
ARTICLE 7 INDEMNIFICATION
     7.1 Indemnification by ARCHEMIX. ARCHEMIX will indemnify and hold EYETECH and its Affiliates, and their employees, officers and directors (each, an “EYETECH Indemnitee”) harmless against any loss, damages, action, suit, claim, demand, liability, cost or expense (including reasonable fees and expenses of legal counsel) (a “Loss”), including, without limitation, product liability claims, that results from a Third Party claim, other than any claim of patent infringement, that is based on or arises out of the Development, testing, production, manufacture, use, Commercialization, import or sale of any Aptamer Equivalent to a Compound Product, Refused Candidate or VEGF Product which is used, manufactured or sold by ARCHEMIX or any of its Affiliates or sublicensees; provided, however, that the foregoing indemnification of EYETECH and the EYETECH Indemnitees shall not apply to any Loss to the extent such Loss is caused by the negligent or wilful misconduct of EYETECH and its Affiliates, and their employees, officers and directors or as to which EYETECH is obligated to indemnify ARCHEMIX pursuant to Section 7.2.
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     7.2 Indemnification by EYETECH.
          (a) ARCHEMIX Indemnitees. EYETECH will indemnify and hold ARCHEMIX, and its Affiliates, and their employees, officers and directors (each, an “ARCHEMIX Indemnitee“) harmless against any loss, damages, action, suit, claim, demand, liability, cost or expense (including reasonable fees and expenses of legal counsel) (a “Loss”), including, without limitation, product liability claims, that results from a Third Party claim, other than any claim of patent infringement, that is based on or arises out of the Development, testing, production, manufacture, Commercialization, use, import or sale of any Compound, Compound Product or VEGF Product which is used, manufactured or sold by EYETECH or any of its Affiliates or sublicensees; provided, however, that the foregoing indemnification of ARCHEMIX and the ARCHEMIX Indemnitees shall not apply to any Loss to the extent such Loss is caused by the negligent or wilful misconduct of ARCHEMIX and its Affiliates, and their employees, officers and directors or as to which ARCHEMIX is obligated to indemnify EYETECH pursuant to Section 7.1.
          (b) Gilead Indemnitees. EYETECH will indemnify and hold Gilead Sciences, Inc., its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”) from and against any Damages that are incurred by a Gilead Indemnitee as a result of Third Party claims, demands, actions or proceedings (collectively, the “Claims”) to the extent such Claims arise out of:
               (i) the breach or alleged breach of any representation or warranty by EYETECH hereunder;
               (ii) failure to perform any of EYETECH’s covenants or undertakings under this Agreement, including, without limitation EYETECH’s covenants in Sections 4.2.4 and 4.12 hereof; and
               (iii) the possession, research, Development, manufacture, use, offer for sale, sale or other Commercialization, distribution, administration, storage or transport, by EYETECH or its Affiliates or Sublicensees of any Aptamer sublicensed from ARCHEMIX,
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or product developed by EYETECH relating to the ARCHEMIX Technology, including any Compound Product or VEGF Product, sublicensed from ARCHEMIX.
     7.3 Claims Procedures as to Third Party Claims. Each EYETECH Indemnitee or ARCHEMIX Indemnitee entitled to be indemnified by EYETECH or ARCHEMIX (an “Indemnified Party”) pursuant to Section 7.1 or 7.2 hereof shall give written notice to EYETECH or ARCHEMIX, as the case may be (an “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any threatened or asserted Third Party claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that:
          (a) The Indemnifying Party may so assume the defense of any such claim or any litigation resulting therefrom only if it shall give written notice to the Indemnified Party of the Indemnifying Party’s decision to so assume such defense within thirty (30) days after the date of the written notice from the Indemnified Party of the Third Party claim as to which indemnity is sought;
          (b) Counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom (if such defense is assumed by the Indemnifying Party), shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense with the Indemnified Party’s own counsel at the Indemnified Party’s own expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party; (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action; or (iii) the Indemnifying Party shall have failed to assume the defense as provided herein, in each of which cases the Indemnifying Party shall pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm shall be subject to approval, not to be unreasonably withheld, by the Indemnifying Party);
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          (c) The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in prejudice to the Indemnifying Party;
          (d) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the express written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation; provided that the Indemnifying Party is otherwise free to enter into any settlement in its sole discretion so long as such settlement does not affect the Indemnified Party;
          (e) If the Indemnifying Party assumes the defense of the Third Party claim or litigation, each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing in connection with the defense of such claim and litigation resulting therefrom;
          (f) If the Indemnifying Party assumes the defense of the Third Party claim or litigation, the Indemnified Party shall not settle or agree to a judgment with respect to such claim or litigation without the consent of the Indemnifying Party; and
          (g) If the Indemnifying Party does not assume the defense of the Third Party claim or litigation, the Indemnified Party shall apprise the Indemnifying Party on at least an annual basis of major developments relating to such claim or litigation; provided, however, that the Indemnified Party shall not be required to disclose any information to the Indemnifying Party that would entail a waiver of, or otherwise jeopardize, the attorney-client privilege.
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     7.4 Compliance. The Parties shall comply with all applicable laws and regulations in connection with their respective activities under this Agreement.
ARTICLE 8 INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS
     8.1 Ownership of Program Technology and Data Retention.
          8.1.1 Ownership of Program Technology. Except as otherwise set forth herein, all inventions and discoveries acquired or developed solely by agents, employees, consultants or subcontractors of a Party during the Research Term (“Sole Inventions”) shall be the property of such Party. Regardless of inventorship, EYETECH shall own all EYETECH Program Technology and EYETECH Development Program Technology and ARCHEMIX shall own all ARCHEMIX Program Technology. Joint Program Technology shall be jointly owned by the Parties, with no duty to account or pay royalties relating thereto, except as specifically set forth herein. Each Party’s right to practice and license Joint Program Technology and Joint Program Patents is set forth in Section 4 hereof. Each Party agrees to negotiate in good faith with the other Party upon request for a non-exclusive license (in the Field for licenses requested by EYETECH and outside the Field for licenses requested by ARCHEMIX) to such Party’s Sole Inventions. Each Party shall execute such assignments and other instruments reasonably requested by the other Party in order to effectuate all filings of patent applications pursuant to this Section 8.1.1.
          8.1.2 Determination of Program Technology Ownership. Either Party (the “Notifying Party”) may give notice (the “Prosecution Notice”) to the other Party that it believes Patent Prosecution should be sought for any Program Technology at any time during the Term, which in any event will be prior to either Party filing a patent application claiming such Program Technology. The Prosecution Notice will state the opinion of the Notifying Party as to whether the Program Technology belongs in the ARCHEMIX Program Technology, EYETECH Program Technology or Joint Program Technology category of ownership and will provide all relevant information reasonably available to the Notifying Party with regard to such opinion. The Notifying Party will also provide all additional information, available to such
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Notifying Party, with respect thereto that is reasonably requested by the other Party. Within [***] days of receipt of the Prosecution Notice, the other Party shall provide a written response (the “Response”) stating its ownership category opinion to the Notifying Party.
               (a) If the other Party fails to provide the Response within the [***] day period or if the other Party provides the Response and affirms the Notifying Party’s opinion of ownership, then the relevant Program Technology will be deemed to belong to the category asserted in the Prosecution Notice and the Party responsible for Patent Prosecution in that category shall promptly take action with regard thereto.
               (b) If the other Party provides a Response within the [***] day period and states that it does not agree with the Notifying Party’s opinion of ownership category, then the Parties will in good faith seek to resolve the disagreement for a period of up to [***] days from the date of receipt of the Response. If the Parties agree that the Program Technology is Joint Program Technology, the Party responsible pursuant to Section 8.2.3 hereof shall promptly take action with regard thereto. If the Parties fail to agree upon an ownership category within such [***] day period, then the Parties will retain a mutually acceptable patent attorney who has not represented either Party on any matter to determine the ownership category.
               (c) Each Party shall execute such assignments and other instruments reasonably requested by the other Party in order to effectuate all determinations of ownership made under this Section 8.1.2.
          8.1.3 Data Retention Policy. In order to protect the Parties’ rights in Program Technology under United States law, each Party agrees to maintain a policy which requires its employees and consultants to record and maintain all data and information developed during the Research Program or EYETECH Development Program, as applicable, in such a manner as to enable the Parties to use such records to establish the earliest date of invention and/or diligence to reduction to practice. At a minimum, the policy shall require such individuals to record all inventions generated by them in standard laboratory notebooks, which are dated and corroborated by non-inventors on a regular, contemporaneous basis.
     8.2 Prosecution and Maintenance of Patents.
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          8.2.1 EYETECH. EYETECH shall have the exclusive right and option to undertake the Patent Prosecution of any EYETECH Program Patents and EYETECH Development Program Patents, keeping ARCHEMIX reasonably informed with respect to EYETECH Program Patents and any EYETECH Development Program Patents licensed to ARCHEMIX.
          8.2.2 ARCHEMIX. ARCHEMIX shall have the exclusive right and option to undertake the Patent Prosecution of any ARCHEMIX Program Patents, keeping EYETECH reasonably informed. Specifically with regard to ARCHEMIX Program Patents, in each case wherein EYETECH has exercised a License Option for a Lead Compound, ARCHEMIX agrees to use diligent efforts in: (1) maintaining until expiration any issued Patents; (2) considering in good faith the reasonable comments or requests from EYETECH; (3) providing EYETECH with at least [***] days written notice of its intention, in the exercise of diligence, to cease their Patent Prosecution efforts. In this event, EYETECH, at its sole discretion and expense, shall have the right, but not the obligation, to assume responsibility for such Patent Prosecution. Should EYETECH elect to assume responsibility for Patent Prosecution under this section, EYETECH shall notify ARCHEMIX in writing of its decision within [***] days of receipt of notice. ARCHEMIX shall assist EYETECH in the Patent Prosecution at EYETECH’s sole expense. If EYETECH shall thereafter decide to cease Patent Prosecution of any such Patent, EYETECH will give ARCHEMIX [***] days notice thereof, and ARCHEMIX, at its sole discretion and expense, shall have the right, but not the obligation, to reassume responsibility for such Patent Prosecution.
          8.2.3 Joint Program Technology. Within [***] days after it is determined pursuant to Section 8.1.2 that any particular Program Technology is Joint Program Technology, the Parties will determine whether one Party or the other (the “Controlling Party”) should undertake the Patent Prosecution of Joint Program Patents with respect thereto, based on the relative utility of such Program Technology to, and the respective expertise of, the Parties. If the Parties fail to agree, then Patent Prosecution of such Joint Program Patents shall be alternately assigned to each Party beginning with ARCHEMIX. The Controlling Party shall keep the other Party reasonably informed of the status of such activities, including, without
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limitation, (A) by providing the other Party with copies of all communications received from or filed in patent offices with respect to such filing, and (B) by providing the other Party, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claims without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claims in any country), with prior written notice of such proposed action or inaction so that the other Party has a reasonable opportunity to review and comment. The non-Controlling Party shall have a right to control Patent Prosecution of Joint Program Patents if the Controlling Party decides to abandon such Patent Prosecution.
     8.2.4 Each Party agrees that for all Program Technology for which it assumes responsibility under Section 8.2 for Patent Prosecution of, it will give good faith consideration to all comments from the other Party with regard thereto and will use commercially reasonable efforts to obtain claims with application both inside and outside the Field.
     8.2.5 Costs and Expenses. Except as expressly stated herein to the contrary, each Party shall bear its own costs and expenses of the Patent Prosecution of ARCHEMIX Patents, ARCHEMIX Program Patents, EYETECH Patents and EYETECH Program Patents and the Controlling Party shall be reimbursed by the other Party for [***] percent ([***]%) of the costs and expenses incurred by the Controlling Party in Patent Prosecution of Joint Program Patents. The non-Controlling Party shall have the right to elect not to pay such costs and expenses in which case the non-Controlling Party shall assign its rights to the Joint Program Patents to the Controlling Party.
     8.2.6 Cooperation. Each Party agrees to cooperate with the other with respect to Patent Prosecution pursuant to this Section 8.2, including, without limitation:
               (a) the execution of all documents and instruments reasonably necessary to carry out such Patent Prosecution;
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               (b) the performance of such acts as may be reasonably necessary in order to permit the other Party to continue any Patent Prosecution that such Party has elected not to pursue, as provided for in Section 8.2.2 and 8.2.3, as applicable;
               (c) making its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable the prosecuting Party to undertake Patent Prosecution;
               (d) to provide the other Party with copies of all material correspondence pertaining to Patent Prosecution of Program Patent Rights with the United States Patent and Trademark Office or its foreign counterparts;
               (e) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Program Patent Rights; and
               (f) to endeavour in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the Patent Prosecution of the other Party’s patent applications
     8.3 Third Party Infringement.
          8.3.1 Infringement Action. Each Party shall promptly notify the other if it becomes aware of any infringement of any (a) ARCHEMIX Program Patents in the Field; (b) ARCHEMIX Patents in the Field; (c) Joint Program Patents inside the Field; (d) EYETECH Program Patents licensed to ARCHEMIX outside the Field; or (e) EYETECH Development Program Patents licensed to ARCHEMIX outside the Field (any of (a), (b), (c), (d) or (e) an “Infringement”). The notice shall set forth the facts of such Infringement in sufficient detail and the following shall apply:
                    (i) Within [***] days of such notice of an Infringement, the Responsible Party (as defined below) shall decide whether to institute an infringement suit or take other appropriate action that it believes is reasonably required to enforce the relevant Patents in the Field. With respect to infringements described in clauses (a), (b), or (c) if the Responsible
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Party fails to institute such suit or take such action within such [***]-day period, then the other Party shall have the right at its sole discretion to institute such suit or other appropriate action in the name of either or both Parties. In such event, the Responsible Party shall cooperate with the other Party to the extent reasonably possible, including the joining of suit if necessary or desirable. EYETECH shall have the sole right to enforce EYETECH Program Patents and EYETECH Development Program Patents.
                    (ii) Nothing contained in this Agreement shall in any way limit or be deemed to limit EYETECH’s rights under Section 6.15 (b) or 6.15 (c) under the Gilead-Eyetech License with respect to infringing activities inside the Field.
                    (iii) Subject to EYETECH’s rights under Section 6.15 (b) of the Gilead Eyetech License, with respect to an Infringement described in clause 8.3.1(a) or (b) above, with regard to any ARCHEMIX Program Patent or ARCHEMIX Patent, EYETECH shall be the Responsible Party and shall have the first right to decide whether to institute an infringement suit or take other appropriate action that it believes is reasonably required to cease the Infringement; if, but only if (1) the alleged Third Party infringer is selling an oligonucleotide directed to the same Target or Target Binding Partner as a Lead Compound, Development Compound or Compound Product, and (2) (i) in the reasonable opinion of both Parties there is an ARCHEMIX Program Patent or an ARCHEMIX Patent that contains claims directed to a specific Aptamer or to Aptamers that bind to a specified Target species (e.g., “PDGF” but not “proteins”) and that is infringed by the sale of such oligonucleotide; provided, that in the case of this clause (i), with respect to ARCHEMIX Patents, EYETECH may only assert infringement of any ARCHEMIX Patent that contains claims directed to a specific Aptamer or to Aptamers that bind to a specified Target genus (e.g., “PDGF” but not “protein”); or (ii) in the reasonable opinion of both Parties there is no ARCHEMIX Program Patent or ARCHEMIX Patent that contains claims directed to a specific Aptamer or to Aptamers that bind to a specified Target species (e.g., “PDGF” but not “proteins”) and that is infringed by the sale of such oligonucleotide; provided, that in the case of this clause (ii) EYETECH may only assert infringement of any ARCHEMIX Patent after consulting with ARCHEMIX regarding assertion of any such ARCHEMIX Patent and giving good faith consideration to the reasonable requests
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of ARCHEMIX regarding assertion of such ARCHEMIX Patents If EYETECH fails to institute such suit or take such action within such [***]-day period, then ARCHEMIX shall have the right at its sole discretion to institute such suit or other appropriate action in its own name or that of both Parties.
                    (iv) Notwithstanding any right to do so granted to EYETECH under the Gilead Eyetech License EYETECH shall in no event, without the prior written consent of ARCHEMIX, institute an infringement suit or take any other action with respect to its enforcement rights as a Secondary Party (as defined in the Gilead Eyetech License) under Section 6.15 (c) of the Gilead Eyetech License with regard to infringement outside the Field and outside the Local Delivery Field of any ARCHEMIX Patents within the SELEX Portfolio. Notwithstanding the foregoing, nothing contained in this Agreement shall in any way limit or be deemed to limit EYETECH’s rights under Section 6.15(c) of the Gilead-Eyetech License regarding infringing activities of any third party outside the Field that are specific to the manufacture, use, sale, offer for sale or importation of NX1838.
          8.3.2 Responsible Party. Subject to Section 8.3.1(i), (ii) and (iii) above, as used herein, the term “Responsible Party” means (i) EYETECH, with respect to EYETECH Program Patents, EYETECH Patents and Joint Program Patents for which EYETECH is the Controlling Party under Section 8.2.3 above; and (ii) ARCHEMIX, with respect to ARCHEMIX Patents, ARCHEMIX Program Patents and Joint Program Patents for which ARCHEMIX is the Controlling Party under Section 8.2.3 above.
          8.3.3 Costs. Each Party shall assume and pay all of its own out-of-pocket costs incurred in connection with any litigation or proceedings described in this Section 8.3, including, without limitation, the fees and expenses of that Party’s counsel.
          8.3.4 Recoveries. Any recovery obtained by any Party as a result of any proceeding described in this Section 8.3 or from any counterclaim or similar claim asserted in a proceeding described in Section 8.4, by settlement or otherwise, shall be applied in the following order of priority:
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               (a) first, to reimburse each Party for all litigation costs (including attorneys’ fees) in connection with such proceeding paid by that Party and not otherwise recovered (on a pro rata basis based on each Party’s respective litigation costs, to the extent the recovery was less than all such litigation costs); and
               (b) second, the remainder of the recovery shall be paid [***] percent ([***]%) to the Party bringing the action and [***] percent ([***]%) to the other Party.
          8.3.5 Cooperation; Settlements. In the event that either EYETECH or ARCHEMIX takes action pursuant to Section 8.3.1 above, the other Party shall cooperate with the Party so acting to the extent reasonably possible, including the joining of suit if necessary or desirable. Neither Party shall settle or compromise any claim or proceeding relating to Program Technology or Program Patent Rights without obtaining the prior written consent of the other Party, EYETECH shall not settle or compromise any claim or proceeding relating to ARCHEMIX Patents without obtaining the prior written consent of ARCHEMIX, in either case, such consent not to be unreasonably withheld.
     8.4 Claimed Infringement. In the event that a Party becomes aware of any claim that the practice by either Party of ARCHEMIX Technology or Program Technology in the Field infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall cooperate and shall mutually agree upon an appropriate course of action. Each Party shall provide to the other Party copies of any notices it receives from Third Parties regarding any patent nullity actions, any declaratory judgment actions, any alleged infringement in the Field of ARCHEMIX Patents or Program Patents or any alleged misappropriation in the Field of intellectual property with respect to ARCHEMIX Technology or Program Technology. Such notices shall be provided promptly, but in no event after more than [***] days following receipt thereof.
     8.5 Patent Invalidity Claim. If a Third Party at any time asserts a claim that any ARCHEMIX Program Patent, Joint Program Patent or ARCHEMIX Patent covering the manufacture, use, sale or import of a Compound Product, is invalid or otherwise unenforceable (an “Invalidity Claim”), either as a defense in an infringement action brought by EYETECH or
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ARCHEMIX pursuant to Section 8.3 or in an action brought against EYETECH or ARCHEMIX under Section 8.4, the Parties shall cooperate with each other in preparing and formulating a response to such Invalidity Claim; provided, however, if the Parties fail to agree upon such response, Archemix shall have the right, at its discretion, to assume control of such response and any subsequent action, including without limitation all aspects of claim construction, with counsel of its own choice. Neither Party shall settle or compromise any Invalidity Claim without the consent of the other Party, which consent shall not be unreasonably withheld.
     8.6 Patent Term Extensions. The Parties shall cooperate, if necessary and appropriate, with each other in gaining patent term extensions wherever applicable to a Program Patent that covers Compound Products. The Parties shall, if necessary and appropriate, use reasonable efforts to agree upon a joint strategy relating to patent term extensions, but, in the absence of mutual agreement with respect to any extension issue, a patent shall be extended if either Party elects to extend such patent. All filings for such extension shall be made by the Party to whom the patent is assigned, provided, however, that in the event that the Party to whom the patent is assigned elects not to file for an extension, such Party shall (i) inform the other Party of its intention not to file and (ii) grant the other Party the right to file for such extension.
     8.7 Relationship with Gilead with respect to VEGF.
          8.7.1 Acknowledgement of EYETECH. EYETECH acknowledges that the effectiveness of the rights granted by ARCHEMIX to EYETECH hereunder with respect to Aptamers against VEGF and VEGF Products may require the Parties to obtain the consent of Gilead with respect to such grants.
          8.7.2 Negotiation with Gilead. ARCHEMIX and EYETECH will individually negotiate with GILEAD (unless both Parties mutually agree to negotiate jointly) to obtain any necessary consents and rights from Gilead required for (i) EYETECH to discover, make, use and sell Aptamers against VEGF in the Field and the Local Delivery Field and (ii) ARCHEMIX to discover, make, use and sell Aptamers against VEGF for use outside the Field and the Local Delivery Field. Upon obtaining any necessary rights from Gilead, the definition of Excluded Aptamers hereunder shall be amended, without further action by the Parties, to delete VEGF
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from the list of Targets in clause (c) of such definition. ARCHEMIX hereby covenants that ARCHEMIX will not seek, negotiate or otherwise try to obtain rights to VEGF from Gilead in the Field and the Local Delivery Field. EYETECH hereby covenants that EYETECH will not seek, negotiate or otherwise try to obtain rights to VEGF from Gilead outside the Field or the Local Delivery Field. Each Party agrees to cooperate with the other Party in the negotiation with Gilead whether such negotiation occurs jointly or individually among the Parties and Gilead. For purposes of clarification, the rights of each Party as set forth in this Section 8.7.2 shall be independent of each other and nothing in this Section, or any other portion of this Agreement, shall be construed to mean that the survival or enforcement of such rights are dependent upon the outcome of either Party’s negotiations, if any and whether conducted separately or jointly, with Gilead. For further clarification, other than the rights and obligations set forth in this Agreement, neither ARCHEMIX nor EYETECH shall be obligated to negotiate on behalf of the other Party nor shall they be obligated to enter into any agreement with Gilead to grant the rights for Aptamers against VEGF and VEGF Products.
          8.7.3 Waiver of Rights and Covenants By EYETECH. EYETECH agrees that at any time after the Effective Date of this Agreement and upon written request by ARCHEMIX it will:
               (a) notify Gilead that it has provided to ARCHEMIX any and all rights it has to discover, make, use and sell VEGF Aptamers (other than NX1838) outside of the Field and the Local Delivery Field,
               (b) waives the protections Gilead inserted into the Gilead-Archemix License restricting ARCHEMIX’s rights to discover, make, use and sell VEGF Aptamers (other than NX1838) outside of the Field and the Local Delivery Field. Eyetech will request that Gilead remove from the Gilead-Archemix License all restrictions to ARCHEMIX’s rights to discover, make, use and sell VEGF Aptamers (other than NX1838) outside of the Field and the Local Delivery Field, including without limitation the following restrictions with respect to ARCHEMIX’s rights outside the Field and the Local Delivery Field: the inclusion of VEGF on the “Excluded Aptamer” list (Section 1.11 of the Gilead-Archemix Agreement), the negative covenant against the use of VEGF Aptamers (other than NX1838) (Section 2.2 of the Gilead-
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Archemix Agreement) and restrictions included in the “Licensed Field” (Section 1.18 of the Gilead-Archemix Agreement),
               (c) at EYETECH’s sole option, EYETECH may request that Gilead remove from the Gilead-Archemix License any restrictions to ARCHEMIX’s rights to discover, make and use VEGF Aptamers inside of the Field and the Local Delivery Field as necessary for ARCHEMIX to discover Compounds for EYETECH’s use in the Field or the Local Delivery Field. For purposes of clarity, a) it is EYETECH’s sole responsibility to obtain the removal of such restrictions and b) ARCHEMIX will have no obligation under Section 2.3(a) if EYETECH is unable to obtain the removal of such restrictions, and
               (d) provide to Gilead its consent to enter into direct negotiations with ARCHEMIX regarding rights to discover, make, use and sell VEGF Aptamers (other NX1838) outside of the Field and the Local Delivery Field.
          8.7.4 Waiver of Rights by ARCHEMIX. ARCHEMIX agrees that at any time after the Effective Date of this Agreement and upon written request by EYETECH it will:
               (a) notify Gilead that it has provided to EYETECH any and all rights it has to discover, make, use and sell VEGF Aptamers in the Field and the Local Delivery Field, and
               (b) provide to Gilead its consent to enter into direct negotiations with EYETECH regarding rights to discover, make, use and sell VEGF Aptamers in the Field and the Local Delivery Field.
          8.7.5 Waivers of Enforcement Rights Under Gilead-Eyetech License. To the extent that it does not conflict with any rights EYETECH may have granted to Third Parties as of the Effective Date, including specifically Pfizer, Inc., EYETECH hereby, except in the event of an intentional breach committed by ARCHEMIX for the sole purpose of obtaining the rights set forth in this Section 8.7.5, irrevocably waives any and all rights, other than those related to or covering the development, manufacture, use, sale, offer for sale or import of NX1838, EYETECH may have under the Gilead-EYETECH License, including without limitation, rights under Section 6.15(c) thereof, to enforce the Gilead-Eyetech Patent Portfolio solely against
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ARCHEMIX, its Affiliates, or its Sublicensees other than (i) in the Field or (ii) in the Local Delivery Field. For the avoidance of doubt, nothing in this Agreement, including without limitation this Section 8.7.5, shall constitute or be deemed to constitute a sublicense of any nature whatsoever to any rights held by EYETECH to NX 1838.
          8.7.6 Waiver of Rights to Challenge Pre-existing Gilead Agreements. ARCHEMIX and EYETECH each represents and warrants that it has received a copy of the other Party’s agreement with Gilead (The Gilead-Archemix Agreement and the Gilead-Eyetech Agreement) and hereby agrees to irrevocably waive the right to challenge the validity of the other Party’s agreement with Gilead outside the Field and with respect to Refused Candidates inside and outside the Field.. EYETECH acknowledges that Gilead has properly and validly granted to Archemix under the Gilead-Archemix agreement the right to discover, develop, manufacture, sell and import Aptamers other than Excluded Aptamers as defined in the Gilead-Archemix Agreement outside the Field and with respect to Refused Candidates inside and outside the Field. Nothing in this Section 8.7.6 shall be deemed (i) to waive on behalf of any Third Party any rights granted to such Third Party before the Effective Date or (ii) to waive or grant to ARCHEMIX any rights in the Field or the Local Delivery Field to Refused Candidates directed against VEGF.
ARTICLE 9 . . TERM AND TERMINATION
     9.1 Research Term. Unless the Research Program is terminated earlier in accordance with this Agreement, the research term (“Research Term”) shall commence on the Effective Date and continue until the fifth (5th) anniversary thereof; provided that EYETECH may, in its sole discretion, extend the Research Term for one additional two (2) year period upon written notice to ARCHEMIX at least one hundred-eighty (180) days prior to the expiration of the then-current Research Term, so long as EYETECH is in compliance with the EYETECH Diligence Goal at the end of the Research Term immediately prior to the applicable extension period.
     9.2 Royalty Term. The royalty term (“Royalty Term”) for a Compound Product or VEGF Product, on a country-by-country basis, shall commence on the date of First Commercial Sale of such Compound Product or VEGF Product in the applicable country and expire on the
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later of (i) the [***] year anniversary of the First Commercial Sale of such Compound Product or VEGF Product in the applicable country and (ii) the latest date on which the Compound Product or VEGF Product is covered by an ARCHEMIX Valid Claim in the country of manufacture or sale, if no ARCHEMIX Valid Claim exists, a pending claim of an ARCHEMIX Patent, ARCHEMIX Program Patent or Joint Program Patent in the country in which such Compound Product or VEGF Product is manufactured or sold that has been pending for less than seven (7) years since the earliest priority date of the patent application containing such claim.
     9.3 Term. Unless earlier terminated as set forth in this Article 9, this Agreement shall be effective as of the Effective Date and shall extend until the end of the Research Term and, if applicable, thereafter until the later of (A) the Option Period for all Compound Candidates shall have expired and (B) the Royalty Term shall have expired for each Compound Product and VEGF Product in all applicable countries, at which time this Agreement shall expire (the “Term”).
     9.4 Termination by EYETECH for Cause. Upon written notice to ARCHEMIX, EYETECH may at its sole discretion unilaterally terminate this Agreement upon the occurrence of any of the following events:
               (a) ARCHEMIX shall materially breach any of its material obligations under this Agreement and (i) shall not have remedied such material breach within [***] days ([***] business days in the case of any payment breach) after EYETECH sends written notice of breach to ARCHEMIX or (ii) if the breach is not a payment breach and is of the nature that is susceptible of remedy, but not within such [***] day period, shall not have initiated within such [***] day period all reasonable steps to remedy such breach and thereafter diligently continued such steps to remedy until the breach is remedied in full; or
               (b) ARCHEMIX shall cease to function as a going concern by suspending or discontinuing its business for any reason except for merger or acquisition or interruptions caused by Force Majeure (as specified in Section 11.9).
          In the event of any valid termination under this Section 9.4, EYETECH shall have the right with respect to any Compound Candidate, to exercise the applicable License Option
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

within ten (10) business days of such termination. Notwithstanding the foregoing, any license under Section 4 then in effect, and all of EYETECH’s payment obligations hereunder relating thereto, shall survive the termination and continue in full force and effect pursuant to the terms of this Agreement.
     9.5 Termination by ARCHEMIX for Cause. ARCHEMIX may terminate this Agreement upon written notice to EYETECH upon the occurrence of any of the following events:
               (a) EYETECH shall materially breach any of its material obligations under this Agreement and (i) shall not have remedied such material breach within [***] days ([***] business days in the case of any payment breach) after ARCHEMIX sends written notice of breach to EYETECH or (ii) if the breach is not a payment breach and is of the nature that is susceptible of remedy, but not within such [***] day period, shall not have initiated within such [***] day period all reasonable steps to remedy such breach and thereafter diligently continued such steps to remedy until the breach is remedied in full;
               (b) EYETECH shall cease to function as a going concern by suspending or discontinuing its business for any reason except for merger or acquisition or interruptions caused by Force Majeure (as specified in Section 11.9).
     9.6 Termination at Will. EYETECH may terminate the Research Term at any time for any or no reason upon [***] months prior written notice to ARCHEMIX and payment of a termination fee equal to the greater of (i) [***] of FTE funding at the FTE level then approved by the JRC or (ii) [***] dollars $[***].
     9.7 Rights of ARCHEMIX following ARCHEMIX’s termination pursuant to Section 9.5 (cause) or EYETECH’s termination of the Research Term pursuant to Section 9.6 (at will). If this Agreement is terminated by ARCHEMIX pursuant to Section 9.5 or the Research Term is terminated by EYETECH pursuant to Section 9.6, EYETECH shall (a) lose all License Options not exercised as of the date of termination (b) retain its rights and licenses hereunder with respect to all Lead Compounds, Development Compounds and Compound Products; provided that EYETECH continues to exercise commercially reasonable efforts to Develop and/or
Confidential
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Commercialize such lead Compounds, Development Compounds and Compound Products. In the event that EYETECH fails to continue exercising commercially reasonable efforts to Develop and/or Commercialize any such Lead Compound, Development Compound or Compound Product other than a VEGF Product or VEGF Aptamer, its rights to such Lead Compound, Development Compound or Compound Product shall terminate upon [***] days’ prior written notice from ARCHEMIX; provided that if EYETECH cures such failure within such [***] day notice period, such rights and licenses shall not terminate, and provided further that if EYETECH disputes ARCHEMIX’ assertion of failure, such rights and licenses shall not terminate until such time as such dispute is resolved in accordance with the procedures set forth herein. If EYETECH’s rights and licenses hereunder to any Lead Compound, Development Compound or Compound Product are terminated after this Agreement is terminated by ARCHEMIX pursuant to Section 9.5 or the Research Term is terminated by EYETECH pursuant to Section 9.6, then upon request of ARCHEMIX, EYETECH shall (a) transfer to ARCHEMIX all of its rights, title and interest in all filings with Regulatory Authorities (“Regulatory Filings”), including without limitation all INDs and NDAs, and all Regulatory Approvals then in its name for all such Lead Compound, Development Compound or Compound Product and all Confidential Information Controlled by it as of the date of termination relating to such Regulatory Filings and Regulatory Approvals, (b) notify the appropriate Regulatory Authorities and take any other action reasonably necessary to effect such transfer of ownership (c) deliver to ARCHEMIX all correspondence between EYETECH and such Regulatory Authorities relating to such Regulatory Filings and Regulatory Approvals, and (d) unless expressly prohibited by any Regulatory Authority, transfer control to ARCHEMIX of all clinical trials being conducted as of the date of termination which relate to the Lead Compound, Development Compound or Compound Product. EYETECH shall cooperate fully with ARCHEMIX to facilitate an orderly transition of the conduct of such trials to ARCHEMIX or its designee. To the extent EYETECH has the right, EYETECH shall be deemed to have granted to ARCHEMIX a worldwide license with the right to grant sublicenses, under EYETECH Program Technology, EYETECH Program Patents, EYETECH’s interest in Joint Program Patents and EYETECH Development Program Technology and EYETECH Development Program Patents actually used by EYETECH for the Development, manufacture or Commercialization of any Lead Compound, Development Compound or Compound Product
Confidential
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with respect to which EYETECH’s rights and licenses hereunder are terminated after this Agreement is terminated by ARCHEMIX pursuant to Section 9.5 or the Research Term is terminated by EYETECH pursuant to Section 9.6, and under any product trademark used in the Commercialization of such lead Compound, Development Compound or Compound Product, solely to Develop, use, manufacture and Commercialize such Lead Compound, Development Compound or Compound Product, itself or in collaboration with, or through a license to, Third Parties. Furthermore, to the extent EYETECH has the right, EYETECH agrees to negotiate in good faith the grant of a license to EYETECH Technology existing as of the date of termination by ARCHEMIX actually used by EYETECH for the Development, manufacture or Commercialization of any Lead Compound, Development Compound or Compound Product to ARCHEMIX on reasonable terms and conditions and, further, EYETECH agrees not to unreasonably withhold the grant of such license from ARCHEMIX. For the avoidance of any doubt and notwithstanding anything to the contrary in Section 1.39 or 1.40, the grant by EYETECH to ARCHEMIX under EYETECH Technology pursuant to the immediately preceding sentence shall include any technology which would be within the definition of EYETECH Technology if it existed as of the end of the Research Term actually used by EYETECH for the Development, manufacture or Commercialization of any Lead Compound, Development Compound or Compound Product existing as of the date of termination by ARCHEMIX and is not limited to EYETECH Technology existing only at the end of the Research Term. In the event the Parties fail to agree on such license within [***] days of the termination, then at the request of either Party the remaining disagreements will be submitted for binding resolution to a single arbitrator with experience and expertise in biotechnology licensing mutually agreed upon by the parties (or if the Parties fail to agree, selected by the American Arbitration Association). Said licenses and the transfer of EYETECH’s Regulatory Filings and Regulatory Approvals shall be free of charge with the exception that ARCHEMIX hereby agrees to pay to EYETECH in full any and all Third Party royalties and all other payments which EYETECH owes to its licensors with respect to any license or sublicense granted by EYETECH to ARCHEMIX under this Agreement. Such payments shall be due and payable by ARCHEMIX on or before the date they are payable by EYETECH.. Additionally, EYETECH shall cooperate fully with ARCHEMIX to ensure an orderly transition of all manufacturing activities.
Confidential
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     9.8 Effect of Termination. Termination or expiration of this Agreement for any reason will not affect the rights and obligations of the parties hereunder with respect to Aptamers against VEGF, VEGF Products and the enforcement of the Gilead-Eyetech Patent Portfolio. Without limiting the generality of the foregoing, except where explicitly provided elsewhere herein, termination of this Agreement for any reason, or expiration of this Agreement, will not affect: (i) obligations which have accrued as of the date of termination or expiration, (ii) obligations and rights pursuant to Sections 2.7, 2.9, 4.2.1, 4.2.2, 4.2.3 (with respect to Lead Compounds only), 4.2.4, 4.2.5.1 (last sentence only), 4.3.2, 4.3.3, 4.3.4, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 5.2.2, 5.2.3, and 5.2.4 and Articles 6, 7, 8, 9, 10 and 11, and (iii) any other provision of this Agreement that, by its terms, survives termination or expiration which shall survive in full force and effect.
ARTICLE 10 REPRESENTATIONS AND WARRANTIES
     10.1 Representations of Authority. EYETECH and ARCHEMIX each represents and warrants to the other that as of the Effective Date (i) it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement, and (ii) that it has the right to grant to the other Party the licenses and sublicenses granted pursuant to this Agreement, and that it has, as of the Effective Date, access to and the right to use the technology necessary to perform its obligations hereunder.
     10.2 Consents. EYETECH and ARCHEMIX each represents and warrants that all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with execution, delivery and performance of this Agreement have been and shall be obtained.
     10.3 No Conflict. EYETECH and ARCHEMIX each represents and warrants that notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the conduct of the Research Program (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and will not conflict with, violate or breach or constitute a default or
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

require any consent under, any contractual obligations of such Party, except such consents as shall have been obtained prior to the Effective Date.
     10.4 Employee Obligations. EYETECH and ARCHEMIX each represents and warrants that, to the extent required to support such Party’s obligations under this Agreement, all of its employees, officers, and consultants have executed agreements or have existing obligations under law requiring, in the case of employees and officers, assignment to such Party of all inventions made during the course of and as the result of their association with such Party and obligating the individual to maintain as confidential such Party’s Confidential Information as well as confidential information of a Third Party which such Party may receive, and ARCHEMIX represents and covenants that each FTE is or will be subject to similar obligations even if such FTEs are not employees of ARCHEMIX.
     10.5 Intellectual Property. ARCHEMIX represents that, to the best of its knowledge and except as disclosed to EYETECH in writing, as of the Effective Date, the practice by ARCHEMIX of the SELEX Process does not infringe or conflict with the rights of any Third Party in respect of issued patents owned by such Third Party and there is no claim or demand of any person asserted in any proceeding which is pending or threatened, that challenges the rights of ARCHEMIX in respect of ARCHEMIX Technology or ARCHEMIX Patents.
     10.6 Fees Payable. ARCHEMIX and EYETECH each represents and warrants that there are no broker’s commissions, finder’s fees or other amounts payable with regard to this transaction, and ARCHEMIX and EYETECH agree to indemnify and hold the other harmless from and against all liabilities, claims, demands, damages or costs of any kind arising from or connected with any broker’s or finder’s commission, fee or other amount claimed to be due any person arising from the indemnitor’s conduct with respect to this Agreement and the transactions contemplated by this Agreement.
     10.7 No Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN , THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT PRODUCTS WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

DEVELOPED, WILL HAVE COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS OF ANY THIRD PARTY.
ARTICLE 11 MISCELLANEOUS PROVISIONS
     11.1 Governing Law. This Agreement, and any disputes between the Parties relating to the subject matter of this Agreement, shall be construed and the respective rights of the Parties hereto determined according to the substantive laws of the State of New York notwithstanding the provisions governing conflict of laws under such State of New York law to the contrary, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.
11.2 Dispute Resolution.
          11.2.1 Disputes relating to certain Decisions of the JRC. If the JRC cannot agree on (i) the ESC, (ii) the inclusion into the Research Program of a proposed Aptamer or target, (iii) an Annual Research Plan, (iv) the activities to be set forth in Appendix 3 which will establish that an Aptamer against such Target is a Development Compound, (v) whether a Compound meets the ESC, or (vi) whether a molecule is designated as the Target Binding Partner for a Target, then such matter shall be referred to the Executive Officers for attempted resolution by good faith negotiation. If the Executive Officers cannot resolve any such matter within [***] days, the matter will be determined by binding arbitration pursuant to this Section 11.2.1 by one (1) independent, neutral arbitrator who is (i) mutually acceptable to the Parties, and (ii) an expert in the pharmaceutical or biotechnology industry. If the Parties are unable to agree upon a mutually acceptable arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the AAA office encompassing Boston, Massachusetts. Any arbitration of a Dispute pursuant to this Section 11.2.1 shall be governed by the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the AAA. The place of arbitration shall be Boston, Massachusetts, and all proceedings and communications shall be in English.
Confidential
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               (a) Either Party may apply to the arbitrator for interim relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award.
               (b) The Parties hereby agree that any disputed performance or suspended performances pending the resolution of the arbitration that the arbitrator determines to be required to be performed by a Party must be completed within a reasonable time period following the final decision of the arbitrator.
               (c) The Parties further agree that the decision of the arbitrator shall be the sole, exclusive and binding remedy between them regarding determination of the matters presented to the arbitrator.
     (d) For arbitration of Disputes subject to this Section 11.2.1, each Party to the arbitration shall prepare and submit a written proposal setting forth its proposed resolution of the matter within fifteen (15) business days of the selection of the arbitrator, together with a written explanation setting forth the reasons for its position. After the arbitrator has received written proposals from both Parties, the arbitrator shall forward a copy of the other Party’s proposal to each. Each Party shall have [***] business days to prepare and submit a written rebuttal to such proposal and may then amend its original proposal. Each Party shall have the right to make oral presentations or present evidence as determined by the arbitrator during the arbitration proceeding. The arbitrator shall select the proposal of one of the Parties as his/her decision, and shall not have the authority to render any substantive decision other than to so select in its entirety the summary or proposal of one Party or the other. Each Party shall bear its own costs and expenses and attorneys’ fees. The administrative and arbitrator’s fees shall be paid by the non-prevailing Party. The arbitrator shall be directed that any arbitration subject to this Section 11.2.1 shall be completed within [***] business days from the appointment of the arbitrator. Except to the extent necessary to confirm an award or as may be required by law, the arbitration proceedings and the decision shall not be made public without the joint consent of the
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Parties and each Party shall maintain the confidentiality of such proceedings and decision unless otherwise permitted by the other Party.
          11.2.2 Disputes Not Relating To Decisions Of The JRC. For disputes other than those relating to certain decisions by the JRC as described in Section 11.2.1. above, the Parties shall not be bound to arbitrate such disputes, but may agree to do so.
     11.3 Assignment. Neither ARCHEMIX nor EYETECH may assign this Agreement in whole or in part without the consent of the other, except if such assignment occurs in connection with a merger or consolidation of such Party or the sale or transfer of all or substantially all of the business or assets (any such transaction, an “Acquisition”) of ARCHEMIX, on the one hand, or EYETECH, on the other, to which the subject matter of this Agreement pertains, in which event no consent shall be required; provided, however, that the Party proposing to engage an Acquisition shall notify the other Party at least [***] days prior to the expected closing of the Acquisition and the Party receiving such notice may terminate the Research Program effective upon closing of the Acquisition by notice to the Party engaging in the Acquisition given within [***] days of its receipt of the notice. Notwithstanding the foregoing, any Party may assign its rights (but not its obligations) pursuant to this Agreement in whole or in part to an Affiliate of such Party.
     11.4 Limitation on Liability. EXCEPT AS EXPLICITLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES, ARISING OUT OF THE MANUFACTURE, SALE, SUPPLYING OR FAILURE OR DELAY IN SUPPLYING ANY PRODUCTS OR SERVICES HEREUNDER, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.
     11.5 Registration of License. EYETECH may, at its expense, register the license granted under this Agreement in any country where the use, sale or manufacture of a Compound Product in such country would be covered by an ARCHEMIX Valid Claim. Upon request by EYETECH, ARCHEMIX agrees promptly to execute any reasonable “short form” licenses
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

submitted to it by EYETECH required to effect the foregoing registration in such country, but such licenses shall in no way alter or affect the obligations of the Parties hereunder.
     11.6 Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.
     11.7 Notices.
Notices to ARCHEMIX shall be addressed to:
ARCHEMIX Corp.
One Hampshire Street
Cambridge, MA 02139
Attention: Chief Executive Officer
Facsimile No.: (617) 621-9300
with a copy to:
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attention: Jeffrey M. Wiesen, Esq.
Facsimile No.: (617) 542-2241
Notices to EYETECH shall be addressed to:
EYETECH Pharmaceuticals, Inc.
500 Seventh Avenue, 18th floor
New York, New York 10018
Attention: General Counsel
Facsimile No.: (212) 997 9251
          Any Party may change its address by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service providing evidence of delivery, or (c) sent by facsimile transmission confirmed by hard copy sent in accordance with
Confidential
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(a) or (b), in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.
     11.8 Exports. The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving any necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls that are beyond the reasonable control of either Party. The Parties agree not to export or reexport, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any governmental regulations that may be applicable. The Parties agree to obtain similar covenants from their Affiliates, sublicensees and contractors with respect to the subject matter of this Section.
     11.9 Force Majeure. No failure or omission by the Parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties (such causes, “Force Majeure”), including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes. The Party claiming Force Majeure shall notify the other Party of the Force Majeure event as soon as practicable, but in no event longer than [***] business days after its occurrence, which notice shall reasonably identify such obligations under this Agreement and the extent to which performance thereof will be affected. In such event, the Parties shall meet promptly to determine an equitable solution to the effects of any such event.
     11.10 Public Announcements.
               (a) Announcements; Publicity. Any announcements or similar publicity with respect to this Agreement shall be agreed upon between the Parties in advance of such announcement. Once any item of information has been disclosed in accordance with this
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 11.10, the further announcement or disclosure thereof shall not require further agreement of the Parties.
               (b) SEC Filings. Notwithstanding anything in Section 11.10 (a) above to the contrary, either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission or by any stock exchange or interdealer quotation system (such as NASDAQ) on which its securities are traded. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 11.10, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a Party discloses this Agreement or any of the terms hereof in accordance with this Section 11.10, such Party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other Party.
     11.11 Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either ARCHEMIX or EYETECH to act as agent for or partner of the other. The Program Directors and members of Project Teams shall remain employees of EYETECH or ARCHEMIX, as the case may be.
     11.12 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against any Party.
     11.13 Headings. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.
     11.14 No Implied Waivers; Rights Cumulative. No failure on the part of either Party to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
     11.15 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, ARCHEMIX and EYETECH hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.
     11.16 Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.
     11.17 No Third Party Beneficiaries. Except as set forth in Article 7, no person or entity other than ARCHEMIX, EYETECH and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
*[The remainder of this page is intentionally left blank, signature page to follow]*
Confidential
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          IN WITNESS WHEREOF, the Parties hereto have caused this Research and License Agreement to be executed by their duly authorized representatives in duplicates as of the day, month and year first above written.

ARCHEMIX CORP.

By:	/s/ Errol De Souza
Name:	Errol De Souza
Title:	President and CEO

EYETECH PHARMACEUTICALS, INC.

By:	/s/ David Guyer
Name:	David R. Guyer
Title:	CIO
Confidential
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Appendix 1
Sample Early Selection Criteria
•	Aptamer has a [***]; If [***] for [***] to [***] from the [***] as [***] by [***].

•	[***] are [***] to [***] aptamer with [***], as [***] at the [***] of the [***].

•	Aptamer has [***] in [***].

•	Aptamer is [***] and/or [***] to by [***], and the [***].

•	[***] has [***]
—	[***] and [***]

—	[***]
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix 2Annual Research Plan
To be completed within 30 days of Effective Date
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix 3
Sample Development Compound Criteria
•	[***]

•	[***]

[***] is [***] for [***]

•	[***] in [***]

•	[***] has [***] for [***]
•	[***] for [***] to [***]

•	[***] by [***]
•	[***]
Confidential
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Appendix 4
Sample Target Criteria
•	[***] is [***] to [***]
—	[***]

—	[***]
•	Aptamer[***] is [***]
—	[***] of [***], and [***] are [***] to [***]

—	[***] of [***] to [***]
•	[***] is [***]
—	[***] can be [***] and [***] for [***]

—	Aptamer [***] is [***] at [***]

—	[***] Aptamer [***] are [***]

—	[***] are [***]

—	[***] are [***]

—	[***] and [***] are [***]
Confidential
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Appendix 5
Gilead-Eyetech Patent Portfolio
[***]
Confidential
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.